Matthews Asia Funds | First Quarter Report

March 31, 2009 | matthewsasia.com

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Pacific Equity Income Fund

ASIA GROWTH STRATEGIES

Matthews Asia Pacific Fund

Matthews Pacific Tiger Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGY

Matthews Asia Small Companies Fund

ASIA SPECIALTY STRATEGY

Matthews Asian Technology Fund

Performance and Expenses

Through March 31, 2009

						2008 Gross Annual Operating Expenses
	Average Annual Total Returns
	1 year	5 years	10 years	Since Inception	Inception Date
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund	-30.48%	5.75%	13.74%	9.00%	9/12/94	1.16%
Matthews Asia Pacific Equity Income Fund	-28.03%	n.a.	n.a.	-4.79%	10/31/06	1.35%
After Contractual Fee Waiver						1.32%[1]

ASIA GROWTH STRATEGIES
Matthews Asia Pacific Fund	-37.79%	-0.36%	n.a.	2.05%	10/31/03	1.23%
Matthews Pacific Tiger Fund	-40.49%	5.16%	11.67%	5.27%	9/12/94	1.12%
Matthews China Fund	-31.83%	9.76%	16.53%	9.05%	2/19/98	1.23%
Matthews India Fund	-56.64%	n.a.	n.a.	-4.74%	10/31/05	1.29%
Matthews Japan Fund	-38.67%	-10.29%	-2.92%	0.42%	12/31/98	1.23%
Matthews Korea Fund	-46.42%	1.35%	10.07%	1.13%	1/3/95	1.27%

ASIA SMALL COMPANY STRATEGY
Matthews Asia Small Companies Fund	n.a.	n.a.	n.a.	-20.33%[2]	9/15/08	14.31%[3]
After Contractual Fee Waiver						2.00%[3]

ASIA SPECIALTY STRATEGY
Matthews Asian Technology Fund	-43.00%	-2.27%	n.a.	-7.33%	12/27/99	1.33%

[1]

The Advisor has contractually agreed to waive fees and reimburse certain expenses for Matthews Asia Pacific Equity Income Fund to the extent needed to limit total operating expenses to 1.50% until October 31, 2009.

[2]	Actual Return, Not Annualized.
[3]

The Advisor has contractually agreed to waive Matthews Asia Small Companies Fund’s fees and reimburse expenses until April 30, 2012 to the extent needed to limit total annual operating expenses to 2.00%.

Investor Disclosure

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.

Redemption Fee Policy

The Funds assess a redemption fee of 2.00% on the total redemption proceeds on most sales or exchanges of shares that take place within 90 calendar days after their purchase as part of the Funds’ efforts to discourage market timing activity. This fee is payable directly to the Funds. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds’ prospectus.

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. Additional copies of the prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of March 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund’s future investment intent.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Matthews Asia Funds are distributed by:

PFPC Distributors, Inc. | 760 Moore Road | King of Prussia, PA 19406

Message to Shareholders from the Investment Advisor

Dear Fellow Shareholders,

Odd as it may seem, the first quarter of 2009 was relatively calm in Asia. To be sure, share markets in the region were turbulent; riots in Thailand and Malaysia demonstrated how the current global downturn has exacerbated long-standing political tensions within the region. However, these events were overshadowed by the greater drama in Washington, D.C. As the various arms of the U.S. government exercised newfound authorities, markets everywhere gyrated on the ensuing deliberations—congressional debates over the national stimulus package; the administration’s attempts to define industrial policy; and the general furor over executive compensation and corporate performance. Some industries received favored government financing; others were deemed too big to fail.

As this very public wrangling played out amid a fragile domestic economy, it had the surprising effect of high-lighting the relative stability of the Asian region. Asian financial markets slumped during the first two months of the year but finished March on a much stronger note. Shares that previously had been among the most depressed were those that rebounded most; industries such as energy and commodities performed well. Markets in China and Hong Kong lead the way, while Japan lagged. Amid this environment, some of the Funds fell behind their respective indices during the quarter. However, over longer investment horizons, most of the Funds outperformed their benchmarks with the exception of some of the individual country funds.

In our view, the events of the first quarter have been instructive for those contemplating the future of asset allocation. Regardless of one’s political or philosophical tendencies, the recent surge in direct government intervention in the economy has been startling. We assume such intervention will be short-lived and targeted to alleviate the worst aspects of the current downturn. However, we believe there will be at least one lasting implication: the distinction between “developed” and “emerging” markets has grown impossibly blurred.

Shades of Grey, Rather than Black or White

The terminology for “emerging markets” arose from investment models that attempted to categorize a variety of assets into different “classes.” Ideally, each asset class would add incremental benefit to an investor’s portfolio when included in the proper proportion. As these models incorporated more overseas investment, many labeled geographies as either “developed” or “emerging”—so as to clearly delineate those countries which could serve as relatively safe havens for investment, versus those that were more speculative in nature. At the time, countries seemed to divide neatly between those that had rule of law, property rights, stable and convertible currencies, relative fiscal prudence and reasonably transparent regulatory systems and those that did not. The “emerging” versus “developed” nomenclature rose to prominence; today, it has become a rule of thumb that frames allocation decisions for billions of dollars.

Given our focus, we have a natural inclination to see the “emerging” versus “developed” distinction as somewhat artificial—especially the binary aspect of it. Our work in Asia shows that countries are at different stages of economic, political and social development. However, in our view such distinctions are better made on a spectrum, rather than a pass or fail grade. Present events cloud the distinction further: the prevailing fiscal and regulatory instability in many wealthier countries would ostensibly undermine their “developed” status. Meanwhile, some of the larger “emerging” markets have handled their economic and political affairs with an unexpected degree of discipline. The important lesson to draw from all of this is that investors should be wary of using a well-intentioned, but ultimately arbitrary, classification scheme as a substantial basis for investment decisions. Instead, consider differentiating markets on their own individual merits. Not all “emerging” markets enjoy the same stability or hold the same long-term promise; nor are all “developed” markets equally resilient. Whatever approach you adopt, make sure to “look under the hood” of your chosen investment model. To do so is the only way to ensure that you achieve the exposures you really want, rather than ending up with a portfolio with the right nomenclature but based on the wrong premises.

Blurring the Distinction

China is the country in Asia that is most likely to defy easy categorization as either “emerging” or “developed.” As we mentioned in the 2008 annual report, China’s progress as a nation is emblematic of the region as a whole; despite the current downturn, its economic leadership has continued through the first quarter. The economy has been somewhat soft—export-oriented industries have suffered with the collapse of demand in Western markets. However, domestic consumption, along with domestic investment and property markets, have all been surprisingly firm—and each of these are much larger contributors than exports to the country’s growth. Thus, China has enjoyed a degree of relative economic stability compared with most of the rest of the world, where activity is contracting.

Perhaps of greater note regarding China’s long-term development was its continued effort to reform its domestic marketplace. The first three months of this year saw China engage in a flurry of activity that would

2    MATTHEWS ASIA FUNDS

suggest that the country’s leadership remains committed to market-based reforms and a stable social order. For instance, China announced further steps to implement a social safety net scheme, and to spend over US$120 billion on health care reform. Furthermore, in order to promote broader economic stability in the region, China extended tens of billions in currency swap arrangements with its trade partners in Asia. China is using its own currency, the yuan, to fill some of the vacuum left behind by the collapse of dollar-based capital markets—especially those that impacted short-term trade financing in the region. Perhaps most intriguingly, China demonstrated that it is still interested in the growth of its own capital markets, despite the seeming failure of such markets elsewhere around the world. At the end of March, the local securities regulator announced plans to create a new “Growth Enterprise Market” where younger companies would find it easier to list their shares. In our view this was a relatively small but meaningful undertaking, as it demonstrates the country’s commitment to a market-based economy.

Currency Conundrum

Since the outset of the credit crisis, Asia’s currencies have weakened. Consequently, investors are once again asking a longstanding question: why don’t the Funds hedge more of their currency positions via derivatives?

While the Funds’ portfolio managers each have the authority to hedge currency positions at their discretion, they have historically made use of this authority only very rarely. However, the Funds will occasionally take up very short-dated currency hedges when settling certain transactions to moderate short-term fluctuations in the settlement process—in our view, this does not constitute a “structural” approach towards currency risk management.

We avoid using derivatives to hedge currencies in the portfolios for four main reasons. First, and foremost: in our experience, sustained currency hedging via derivatives is one of the most certain ways to destroy wealth. Even if properly executed, a hedge will tend to induce additional portfolio churn and related transaction costs. Meanwhile, if the wrong tactics are applied to the hedging process, the results can be far more disastrous. Certainly, there are instances where we believe it appropriate to manage currency risk. However, rather than introduce the risk and cost of currency derivatives, we prefer to use portfolio diversification—we attempt to pair offsetting positions against each other. We believe this approach is more cost efficient and less prone to error over the long run.

The second reason we tend not to hedge currencies with derivatives is because of the practical difficulty of doing so. Outside of a handful of the most developed markets in Asia (i.e., Japan and Australia), long-dated currency contracts are rare or non-existent, and invariably expensive. Third, we operate under the assumption that most clients allocate only a small portion of their assets to the Matthews Asia Funds. This being the case, we presume that the bulk of our clients would actually benefit from a bit of diversification in currencies outside the U.S. dollar, which the Funds can provide.

Lastly, on philosophical grounds we find it artificial to separate a company’s stock from the currency that it uses to denominate its financial statements. Modern financial theory suggests that investors can and should “unbundle” their currency decisions from security selection. However, it was this same sort of thinking that underpinned much of the derivatives that have collapsed as of late. We would acknowledge that such theory has some raw merit, but ultimately it is alien to our investment process. When we invest in stocks, our goal is to do so over an indefinite horizon. We do extensive research on the underlying company because we intend to invest in it for the long-term, not just make a trade in its stock. When you are buying a stock with the intent to hold it indefinitely, the notion that you could permanently separate a company’s fortunes from its underlying currency starts to look absurd. If the currency collapses, it is likely that the business conditions for the company have collapsed, too. Our research aims to develop an integrated view of a company, its stock, and the currency, and make a long-term decision that is based on the merits of each. For us to manage the currency risk separately would be a bit like buying a dream house—one you plan to live in for thirty years—but selling short the lot on which it is built. The value of the house, as well as the land, is ultimately intertwined with the future of the neighborhood. Our view of Asia is that it remains an attractive region in which to build wealth over the long term—this will likely be reflected in corporate profits and exchange rates.

As always, we are honored to serve as your Asia investment specialists and we thank you for your investment in the Matthews Asia Funds.

Andrew T. Foster

Acting Chief Investment Officer

Matthews International Capital Management, LLC

Robert J. Horrocks, PhD

Director of Research

Matthews International Capital Management, LLC

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PORTFOLIO MANAGERS

Andrew T. Foster

Lead Manager

Robert J. Horrocks, PhD

Co-Manager

Note: Managers shown reflect changes effective April 29, 2009.

FUND FACTS

Ticker	MACSX
Inception Date	9/12/94
Assets	$1.1 billion
NAV	$11.26
Total # of Positions	73

Fiscal Year 2008 Ratios
Portfolio Turnover	25.16%[1]
Gross Expense Ratio	1.16%[2]
1 The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities. 2 Matthews Asia Funds does not charge 12b-1 fees.

Benchmarks

MSCI AC Asia ex Japan Index

MSCI AC Far East ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary

For the quarter ended March 31, 2009, the Matthews Asian Growth and Income Fund declined -2.00%, while its benchmark, the MSCI All Country Asia ex Japan Index, rose 0.66%.

The pronounced market volatility that characterized 2008 spilled over into the first months of 2009. Markets began the year by falling sharply, and they continued to do so through the end of February. The markets rallied in March and the Fund’s benchmark index finished the first quarter slightly higher than where it began the year. Amid such gyrations, the Fund’s performance exhibited less volatility, though it failed to keep pace with the Index’s move into positive territory at the end of March.

Our strategy at this juncture remains largely the same as in the prior quarter: we continue to focus our efforts on some of the region’s largest markets—especially China—where growth appears more resilient in spite of the global downturn. China-related stocks and convertible bonds generally saw substantial gains during the quarter. While valuations on such positions have increased accordingly, we have maintained our exposure to that market because of the seemingly sounder growth prospects there.

During the quarter, we built a limited number of positions in the common stocks of companies that would typically be deemed more “cyclical” in nature. We have done so not because we harbor a strong view that the broader economic cycle has turned. Rather our decision has been rooted in the individual merits of the holdings themselves. We have found a small number of stocks where the valuations were compelling, the balance sheets strong and the cash flows surprisingly resilient even during the current downturn. Some of these companies recently traded at substantially higher prices, only to have seen their shares crushed in the latter half of 2008. One such holding is Keppel Corporation, a diversified industrial company with large interests in ship building and marine engineering, including the construction of large offshore oil rigs. The business has seen a sharp deceleration in recent months, corresponding to the dual declines in economic activity and oil prices. However, we remain convinced of the company’s generous dividend yield, its secure cash flow and its strong dividend-paying capacity—even if the current downturn should persist. And if the cycle does turn earlier than expected, Keppel’s operating leverage may allow its profitability to improve amid a recovering market.

Though the Fund’s exposure to China has been relatively steady, and is in line with that of the benchmark, we made marginal shifts during the quarter in response to the rapidly changing market conditions. For example, we trimmed a bit of the large convertible bond position that we had built in the latter half of 2008. This may seem somewhat counterintuitive, as we have stressed in previous commentaries that the convertible bond universe presently has attractive valuation and credit characteristics. This remains true; and even better, some bonds have undergone restructurings or tender offers that have driven their prices substantially higher. We took advantage of the resulting improvement in valuations and liquidity to trim holdings in a small number of bonds where we had lingering concerns over the creditworthiness of the underlying issuer. We have by and large replaced this exposure with fixed-income securities—either high-grade corporate issuers, or low-grade sovereign (government) issuers.

As we look forward, we would suggest only the obvious: that over the near term, markets are likely to remain unsettled and growth forecasts uncertain. In this environment we would encourage a long-term investment horizon—one that will match the ongoing progress in the region’s economies, where we expect to see steadily rising levels of domestic consumption, strong savings rates and continued market-oriented reforms.

4    MATTHEWS ASIA FUNDS

PERFORMANCE AS OF MARCH 31, 2009

	Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 9/12/94
Matthews Asian Growth and Income Fund	-2.00%	-30.48%	-2.05%	5.75%	13.74%	9.00%
MSCI AC Asia ex Japan Index[3]	0.66%	-43.86%	-6.17%	3.97%	5.30%	0.05%[4]
MSCI AC Far East ex Japan Index[3]	0.88%	-42.73%	-5.75%	3.63%	4.98%	-0.19%[4]
Lipper Pacific ex Japan Funds Category Average[5]	-1.22%	-42.58%	-6.29%	3.64%	7.17%	1.65%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	June		December		Total
2008	24.82	¢	16.66	¢	41.48	¢
2007	21.51	¢	68.91	¢	90.42	¢
2006	21.89	¢	39.85	¢	61.74	¢
1994–2005	$1.88		$2.07		$3.95

Note: This table does not include capital gains distributions.

30-DAY YIELD: 6.05%

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 3/31/09, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: PNC Global Investment Servicing (U.S.) Inc.

DIVIDEND YIELD: 6.44%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 44 for index definitions.
4	Calculated from 8/31/94.
5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

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Matthews Asian Growth and Income Fund	March 31, 2009

TOP TEN HOLDINGS6

	Security Type	Country	% of Net Assets
Hongkong Land CB 2005, Ltd., Cnv., 2.750%, 12/21/12	Convertible Bond	China/Hong Kong	4.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	Equity	Taiwan	3.6%
Cherating Capital, Ltd., Cnv., 2.000%, 07/05/12	Convertible Bond	Malaysia	3.1%
Rafflesia Capital, Ltd., Cnv., 1.250%, 10/04/11	Convertible Bond	Malaysia	3.1%
China Petroleum & Chemical Corp. (Sinopec), Cnv., 0.000%, 04/24/14	Convertible Bond	China/Hong Kong	3.0%
Reliance Communications, Ltd., Cnv., 0.000%, 05/10/11	Convertible Bond	India	2.7%
Yue Yuen Industrial Holdings, Ltd., Cnv., 0.000%, 11/17/11	Convertible Bond	China/Hong Kong	2.5%
CLP Holdings, Ltd.	Equity	China/Hong Kong	2.3%
HSBC Holdings PLC	Equity	United Kingdom	2.3%
PCCW, Ltd.	Equity	China/Hong Kong	2.3%
% OF ASSETS IN TOP TEN			28.9%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%) 7

China/Hong Kong	37.5
Singapore	9.7
India	8.7
Malaysia	8.6
Taiwan	8.4
South Korea	7.0
Japan	5.2
Thailand	3.7
United Kingdom	2.3
Indonesia	1.8
Philippines	1.5
Australia	1.4
Vietnam	1.0
Cash and Other Assets, Less Liabilities	3.2

BREAKDOWN BY SECURITY TYPE (%)

Common Equities	61.1
Convertible Bonds[8]	32.1
Preferred Equities	2.3
Government Bonds	1.0
Corporate Bonds	0.3
Cash and Other Assets, Less Liabilities	3.2

SECTOR ALLOCATION (%)

Financials	24.2
Telecommunication Services	17.0
Consumer Discretionary	14.5
Information Technology	12.1
Industrials	10.9
Utilities	6.0
Consumer Staples	5.3
Energy	3.0
Health Care	2.5
Materials	0.3
Non-Classified	1.0
Cash and Other Assets, Less Liabilities	3.2

MARKET CAP EXPOSURE (%) 9

Large Cap (over $5B)	35.0
Mid Cap ($1B–$5B)	38.6
Small Cap (under $1B)	22.2
Non-Classified	1.0
Cash and Other Assets, Less Liabilities	3.2

7	Australia, United Kingdom and Japan are not included in the MSCI All Country Asia ex Japan Index.
8	Convertible bonds are not included in the MSCI All Country Asia ex Japan Index.
9	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

6    MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund	March 31, 2009

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 61.1%

	Shares	Value
CHINA/HONG KONG: 24.3%
CLP Holdings, Ltd.	3,686,200	$25,328,067
PCCW, Ltd.	48,380,000	24,861,806
Hang Lung Properties, Ltd.	10,068,920	23,687,696
Television Broadcasts, Ltd.	6,792,000	21,724,664
VTech Holdings, Ltd.	4,596,300	17,756,250
Vitasoy International Holdings, Ltd.	41,197,000	17,619,853
Bank of Communications Co., Ltd. H Shares	25,020,000	17,360,412
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	9,272,000	16,504,159
ASM Pacific Technology, Ltd.	4,199,800	14,712,487
Hang Lung Group, Ltd.	4,683,000	14,263,855
HongKong Electric Holdings, Ltd.	2,243,000	13,326,530
Hang Seng Bank, Ltd.	1,295,900	13,078,309
Café de Coral Holdings, Ltd.	5,757,100	11,297,103
I-CABLE Communications, Ltd.†	129,832,000	8,878,146
Hong Kong & China Gas Co., Ltd.	5,321,490	8,388,333
Next Media, Ltd.	65,142,000	6,810,947
Giordano International, Ltd.	31,991,000	6,051,898
Other Investments		509,566

Total China/Hong Kong		262,160,081

SINGAPORE: 9.0%
Ascendas REIT	24,143,000	19,422,579
Keppel Corp., Ltd.	4,904,000	16,202,127
Cerebos Pacific, Ltd.	7,640,000	12,265,672
Fraser and Neave, Ltd.	6,908,100	11,508,038
Parkway Holdings, Ltd.	13,793,093	10,535,041
Hong Leong Finance, Ltd.	7,052,000	8,418,250
Parkway Life REIT	12,213,110	6,110,867
Yellow Pages Singapore, Ltd.	6,423,000	702,474
Other Investments		11,380,424

Total Singapore		96,545,472

TAIWAN: 8.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	23,394,469	35,228,588
Cathay Financial Holding Co., Ltd.	18,412,240	15,865,440
Cyberlink Corp.	3,873,889	14,296,482
President Chain Store Corp.	5,013,000	11,512,066
Chunghwa Telecom Co., Ltd. ADR	565,944	10,317,159
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	391,708	3,505,787

Total Taiwan		90,725,522

JAPAN: 5.2%
Nippon Building Fund, Inc., REIT	2,393	20,682,637
Trend Micro, Inc.	684,000	19,539,574
Japan Real Estate Investment Corp., REIT	2,053	15,771,549

Total Japan		55,993,760

THAILAND: 3.7%
Advanced Info Service Public Co., Ltd.	8,633,000	20,143,261
BEC World Public Co., Ltd.	30,652,500	16,081,243
Thai Reinsurance Public Co., Ltd. NVDR	25,672,800	3,200,188

Total Thailand		39,424,692

SOUTH KOREA: 3.5%
SK Telecom Co., Ltd. ADR	1,091,733	16,867,275
Hana Financial Group, Inc.	879,139	13,394,834
Daehan City Gas Co., Ltd.	280,300	5,248,922
SK Telecom Co., Ltd.	19,253	2,678,020

Total South Korea		38,189,051

UNITED KINGDOM: 2.3%
HSBC Holdings PLC ADR	881,733	24,882,505

Total United Kingdom		24,882,505

INDONESIA: 1.8%
PT Telekomunikasi Indonesia ADR	753,200	19,357,240

Total Indonesia		19,357,240

PHILIPPINES: 1.5%
Globe Telecom, Inc.	966,040	16,712,221

Total Philippines		16,712,221

AUSTRALIA: 1.4%
AXA Asia Pacific Holdings, Ltd.	6,171,409	14,618,375

Total Australia		14,618,375

TOTAL COMMON EQUITIES (Cost $824,343,829)		658,608,919

PREFERRED EQUITIES: 2.3%

SOUTH KOREA: 2.3%
Hyundai Motor Co., Ltd., Pfd.	566,280	7,682,617
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	130,056	6,604,572
LG Household & Health Care, Ltd., Pfd.	200,290	6,241,566
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	4,609,178

Total South Korea		25,137,933

TOTAL PREFERRED EQUITIES (Cost $20,416,125)		25,137,933

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Matthews Asian Growth and Income Fund	March 31, 2009

Schedule of Investmentsa (unaudited) (continued)

INTERNATIONAL DOLLAR BONDS: 33.4%

	Face Amount		Value
CHINA/HONG KONG: 13.2%
Hongkong Land CB 2005, Ltd., Cnv. 2.750%, 12/21/12	$45,700,000		$43,323,600
China Petroleum & Chemical Corp., (Sinopec), Cnv. 0.000%, 04/24/14	247,470,000	[b]	32,080,804
Yue Yuen Industrial Holdings, Ltd., Cnv. 0.000%, 11/17/11	203,300,000	[b]	27,410,588
PB Issuer, Ltd., Cnv. 3.300%, 02/01/13	17,750,000		14,932,188
FU JI Food and Catering Services Holdings, Ltd., Cnv. 0.000%, 10/18/10	141,500,000	[b]	12,630,970
Hengan International Group Co., Ltd., Cnv. 0.000%, 05/16/11	12,780,000	[b]	2,698,762
Other Investments			9,086,000

Total China/Hong Kong			142,162,912

INDIA: 8.7%
Reliance Communications, Ltd., Cnv. 0.000%, 05/10/11	32,915,000		29,458,925
Tata Motors, Ltd., Cnv. 1.000%, 04/27/11	25,149,000		18,201,588
Sintex Industries, Ltd., Cnv. 0.000%, 03/13/13	25,400,000		15,875,000
Financial Technologies India, Ltd., Cnv. 0.000%, 12/21/11	18,814,000		14,533,815
Rolta India, Ltd., Cnv. 0.000%, 06/29/12	22,116,000		10,670,970
Educomp Solutions, Ltd., Cnv. 0.000%, 07/26/12	5,915,000		4,761,575

Total India			93,501,873

MALAYSIA: 8.6%
Cherating Capital, Ltd., Cnv. 2.000%[c], 07/05/12	34,000,000		33,745,000
Rafflesia Capital, Ltd., Cnv. 1.250%[c], 10/04/11	32,700,000		32,945,250
Paka Capital, Ltd., Cnv. 0.000%, 03/12/13	15,800,000		14,220,000
YTL Power Finance Cayman, Ltd., Cnv. 0.000%, 05/09/10	11,000,000		12,292,500

Total Malaysia			93,202,750

SOUTH KOREA: 1.2%
Other Investments			13,020,322

Total South Korea			13,020,322

VIETNAM: 1.0%
Socialist Republic of Vietnam 6.880%, 01/15/16	11,011,000		10,221,842

Total Vietnam			10,221,842

SINGAPORE: 0.7%
Olam International, Ltd., Cnv. 1.2821%, 07/03/2013	6,630,000		7,591,350

Total Singapore			7,591,350

TOTAL INTERNATIONAL DOLLAR BONDS (Cost $416,214,261)			$359,701,049

TOTAL INVESTMENTS: 96.8% (Cost $1,260,974,215d)			1,043,447,901
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.2%			35,034,368

NET ASSETS: 100.0%			$1,078,482,269

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Face amount reflects principal in local currency.
c	Variable rate security. The rate reflects the rate in effect at March 31, 2009.
d	Cost of investments is $1,260,974,215 and net unrealized depreciation consists of:

Gross unrealized appreciation	$60,311,651
Gross unrealized depreciation	(277,837,965)

Net unrealized depreciation.	$(217,526,314)

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt
NVDR	Non-voting Depositary Receipt
Cnv.	Convertible
Pfd.	Preferred
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

8    MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Andrew T. Foster

Co-Manager

FUND FACTS

Ticker	MAPIX
Inception Date	10/31/06
Assets	$107.2 million
NAV	$8.01
Total # of Positions	48

Fiscal Year 2008 Ratios
Portfolio Turnover	25.07%[1]
Gross Expense Ratio	1.35%
After Contractual
Fee Waiver	1.32%[2]

1        The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2        The Advisor has contractually agreed to waive fees and expenses to the extent needed to limit total annual operating expenses to 1.50% until October 31, 2009.

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying publicly traded common stock, preferred stocks, convertible preferred stock and other equity-related instruments of companies located in the Asia Pacific region.

Matthews Asia Pacific Equity Income Fund

Portfolio Manager Commentary

For the quarter ended March 31, 2009, the Matthews Asia Pacific Equity Income Fund declined –5.80%, while its benchmark, the MSCI All Country Asia Pacific Index, declined –8.87%. In March, the Fund distributed a quarterly dividend of 10 cents per share.

Despite the fact that dividends in Asia Pacific have been under pressure as economic activity has slowed, overall the Fund’s holdings managed to deliver some growth in their dividend payments (based on the majority of Fund holdings that declared or paid a dividend in 2009). Dividend cuts, primarily within the Fund’s financial holdings, were more than offset by growing dividends at companies within the consumer staples, utilities and health care sectors.

The Fund’s Japanese holdings were the main detractors to performance during the quarter as the yen depreciated 8.4%, and most of the Fund’s holdings in Japan posted negative returns. The Fund’s underweight in Japan compared to the benchmark, however, contributed to its relative outperformance. Portfolio holdings in the Philippines, Taiwan, Malaysia and Hong Kong helped Fund performance. Specifically, the Fund’s Taiwanese holdings within the information technology sector performed well as this sector exhibited positive returns globally.

On a company basis, the Fund’s largest holding, Taiwan Semiconductor Manufacturing Company (TSMC)—the world’s dominant manufacturer of outsourced semiconductors—was one of the primary contributors to Fund performance. TSMC faced strong headwinds during the past year as global demand for consumer electronics slowed, resulting in lower profitability. Countering the drawback of the inherent cyclicality of TSMC’s business is its dominant 50% market share, as well as the stability of its dividend. Importantly, TSMC has indicated its willingness to pay dividends by lobbying Taiwanese policy makers to give companies greater flexibility in paying dividends, allowing businesses with fluctuating earnings to maintain a stable dividend.

Broadly speaking, companies are more often evaluated on the basis of their place of origin rather than their ability to pay growing dividends and their track record of doing so. This view has led U.S. income-oriented investors to focus almost exclusively on American dividend-paying companies. In the current environment, it has become painfully apparent that this singular focus has put the dividend income of many of those investors at risk. Seeing former dividend-paying stalwarts like General Electric, Citigroup and Pfizer slash their dividends should prompt income-oriented investors to question their assumptions regarding how and where in the world they invest for income—and more specifically, long-term growth in income.

Asia Pacific has evolved into one of the more attractive regions in the world for investors seeking growing dividends. The universe of dividend-paying companies in Asia Pacific has expanded significantly during the past decade, making it possible to pursue a scalable dividend-investing strategy in the region. Dividend payments in Asia offer a diversified stream of income from companies in a wide range of industries operating in 14 different countries. This diversity was also reflected in the income derived by the Fund level: over the last 12 months, the main contributors to Fund income were found within the consumer discretionary, telecommunication services, financials and IT sectors—accounting for about 80% of total income. Since the Fund invests in companies within the same sector across the region, the income is further diversified geographically. Companies in Hong Kong, Japan and Taiwan accounted for 50% of the Fund’s income during the past year. Collecting dividends from companies in various sectors and localities enables the Fund to reduce its reliance on any one country or sector.

While financial markets remained volatile in the first quarter, our strategy of investing remains unchanged. We seek to invest in companies that we believe are attractively priced in relation to their potential to grow their dividend over time. For investors with this perspective, we believe the current environment offers opportunities to invest in companies with good prospects for dividend growth at attractive dividend yields.

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Matthews Asia Pacific Equity Income Fund	March 31, 2009

PERFORMANCE AS OF MARCH 31, 2009

	Average Annual Total Returns
	3 Months	1 Year	Inception 10/31/06
Matthews Asia Pacific Equity Income Fund	-5.80%	-28.03%	-4.79%
MSCI AC Asia Pacific Index[3]	-8.87%	-40.25%	-16.36%
Lipper Pacific Region Funds Category Average[4]	-9.75%	-43.01%	-16.88%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	Q1		Q2		Q3		Q4		Total
2009	10.06	¢
2008	5.86	¢	7.53	¢	11.43	¢	5.55	¢	30.37	¢
2007	—		10.30	¢	—		17.12	¢	27.42	¢
2006 (Fund inception: 10/31/06)							1.97	¢	1.97	¢

Note: This table does not include capital gains distributions. In March 2008, the Fund began to distribute investment income dividends on a quarterly rather than semi-annual basis. For additional details regarding Fund distributions, visit matthewsasia.com.

30-DAY YIELD: 3.97%

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 3/31/09, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: PNC Global Investment Servicing (U.S.) Inc.

DIVIDEND YIELD: 5.87%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 44 for index definitions.
4	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

10    MATTHEWS ASIA FUNDS

Matthews Asia Pacific Equity Income Fund	March 31, 2009

TOP TEN HOLDINGS 5

	Country	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	5.5%
SK Telecom Co., Ltd.	South Korea	4.4%
Globe Telecom, Inc.	Philippines	4.2%
PT Telekomunikasi Indonesia	Indonesia	3.9%
Top Glove Corp. BHD	Malaysia	3.6%
Chunghwa Telecom Co., Ltd.	Taiwan	3.5%
Minth Group, Ltd.	China/Hong Kong	2.8%
Lawson, Inc.	Japan	2.6%
Coca-Cola Amatil, Ltd.	Australia	2.6%
Nintendo Co., Ltd.	Japan	2.6%
% OF ASSETS IN TOP TEN		35.7%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%) [6]

China/Hong Kong	20.5
Japan	20.2
Taiwan	13.6
Thailand	7.8
Singapore	7.5
Australia	7.1
Malaysia	6.3
South Korea	4.4
Philippines	4.2
Indonesia	3.9
United Kingdom	2.4
Cash and Other Assets, Less Liabilities	2.1

6	The United Kingdom is not included in the MSCI All Country Asia Pacific Index.

MARKET CAP EXPOSURE (%) 7

Large Cap (over $5B)	35.2
Mid Cap ($1B–$5B)	28.7
Small Cap (under $1B)	34.0
Cash and Other Assets, Less Liabilities	2.1

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

SECTOR ALLOCATION (%)

Telecommunication Services	18.4
Financials	17.4
Information Technology	17.3
Consumer Discretionary	16.2
Consumer Staples	12.4
Utilities	5.9
Industrials	5.2
Health Care	5.1
Cash and Other Assets, Less Liabilities	2.1

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Matthews Asia Pacific Equity Income Fund	March 31, 2009

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.1%

	Shares	Value
CHINA/HONG KONG: 20.5%
Minth Group, Ltd.	6,233,000	$3,047,338
CLP Holdings, Ltd.	389,500	2,676,274
Television Broadcasts, Ltd.	772,000	2,469,293
Café de Coral Holdings, Ltd.	1,212,000	2,378,296
China Resources Enterprise, Ltd.	1,518,000	2,354,592
VTech Holdings, Ltd.	607,000	2,344,939
ASM Pacific Technology, Ltd.	610,100	2,137,266
Sa Sa International Holdings, Ltd.	6,780,000	2,108,279
Xinao Gas Holdings, Ltd.	1,832,000	1,844,695
Shenzhen International Holdings	13,642,500	624,701

Total China/Hong Kong		21,985,673

JAPAN: 19.2%
Lawson, Inc.	68,200	2,833,020
Nintendo Co., Ltd.	9,500	2,779,052
Fanuc, Ltd.	40,100	2,742,721
Shiseido Co., Ltd.	180,000	2,638,985
Monex Group, Inc.	10,794	2,626,197
United Urban Investment Corp., REIT	470	1,931,158
MID REIT, Inc.	1,124	1,922,518
Eisai Co., Ltd.	52,800	1,554,148
Benesse Corp.	40,800	1,502,905

Total Japan		20,530,704

TAIWAN: 13.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,631,313	5,468,217
Cyberlink Corp.	728,343	2,687,930
Chunghwa Telecom Co., Ltd.	1,303,706	2,377,468
Taiwan Secom Co., Ltd.	1,627,000	2,216,652
Chunghwa Telecom Co., Ltd. ADR	75,179	1,370,513
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	50,339	450,534

Total Taiwan		14,571,314

THAILAND: 7.8%
Advanced Info Service Public Co., Ltd.	1,115,600	2,603,014
Thai Beverage Public Co., Ltd.	17,461,000	2,011,973
Siam Makro Public Co., Ltd.	1,030,000	1,945,862
Thai Tap Water Supply Public Co., Ltd.	13,646,200	1,755,163

Total Thailand		8,316,012

AUSTRALIA: 7.1%
Coca-Cola Amatil, Ltd.	469,730	2,830,766
AXA Asia Pacific Holdings, Ltd.	1,097,112	2,598,757
Billabong International, Ltd.	375,565	2,218,598

Total Australia		7,648,121

MALAYSIA: 6.3%
Top Glove Corp. BHD	2,950,700	3,886,078
Public Bank BHD	749,600	1,554,350
Media Prima BHD	4,931,200	1,324,640

Total Malaysia		6,765,068

SINGAPORE: 5.8%
Venture Corp., Ltd.	815,000	2,702,936
CapitaRetail China Trust REIT	3,729,000	1,800,563
Parkway Life REIT	3,395,868	1,699,133

Total Singapore		6,202,632

SOUTH KOREA: 4.4%
SK Telecom Co., Ltd. ADR	161,300	2,492,085
SK Telecom Co., Ltd.	15,616	2,172,127

Total South Korea		4,664,212

PHILIPPINES: 4.2%
Globe Telecom, Inc.	257,560	4,455,716

Total Philippines		4,455,716

INDONESIA: 3.9%
PT Telekomunikasi Indonesia ADR	92,900	2,387,530
PT Telekomunikasi Indonesia	2,766,000	1,805,176

Total Indonesia		4,192,706

UNITED KINGDOM: 2.3%
HSBC Holdings PLC ADR	53,691	1,515,160
HSBC Holdings PLC	180,800	997,762

Total United Kingdom		2,512,922

TOTAL COMMON EQUITIES (Cost $111,239,474)		101,845,080

PREFERRED EQUITIES: 1.0%

JAPAN: 1.0%
Ito En, Ltd., Pfd.	122,600	1,069,594

Total Japan		1,069,594

TOTAL PREFERRED EQUITIES (Cost $1,306,761)		1,069,594

RIGHTS: 0.1%

UNITED KINGDOM: 0.1%
HSBC Holdings PLC, expires 04/03/09	75,333	140,935

Total United Kingdom		140,935

TOTAL RIGHTS (Cost $0)		140,935

12    MATTHEWS ASIA FUNDS

Matthews Asia Pacific Equity Income Fund	March 31, 2009

Schedule of Investmentsa (unaudited) (continued)

INTERNATIONAL DOLLAR BONDS: 1.7%

	Face Amount		Value
SINGAPORE: 1.7%
CapitaCommerical Trust, Cnv. 2.000%, 05/06/13	3,000,000	[b]	$1,826,983

Total Singapore			1,826,983

TOTAL INTERNATIONAL DOLLAR BONDS (Cost $1,591,211)			1,826,983

TOTAL INVESTMENTS: 97.9% (Cost $114,137,446c)			104,882,592
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.1%			2,277,029

NET ASSETS: 100.0%			$107,159,621

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Face amount reflects principal in local currency.
c	Cost of investments is $114,137,446 and net unrealized depreciation consists of:

Gross unrealized appreciation	$5,623,641
Gross unrealized depreciation	(14,878,495)

Net unrealized depreciation	$(9,254,854)

ADR	American Depositary Receipt
BHD	Berhad
Cnv.	Convertible
Pfd.	Preferred
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

matthewsasia.com  |  800.789.ASIA    13

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Sharat Shroff, CFA

Co-Manager

FUND FACTS

Ticker	MPACX
Inception Date	10/31/03
Assets	$143.6 million
NAV	$9.08
Total # of Positions	50

Fiscal Year 2008 Ratios
Portfolio Turnover	37.10%[1]
Gross Expense Ratio	1.23%[2]

1 The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities. 2 Matthews Asia Funds does not charge 12b-1 fees.

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Asia Pacific region. The Fund may also invest in the convertible securities, of any duration or quality, of Asia Pacific companies.

Matthews Asia Pacific Fund

Portfolio Manager Commentary

For the quarter ended March 31, 2009, the Matthews Asia Pacific Fund fell -9.47%, while its benchmark, the MSCI All Country Asia Pacific Index, declined -8.87%. Although all eyes were on the U.S. for a general indication of the market’s direction, each Asian stock market performed rather differently: China, Taiwan, Philippines and Indonesia posted positive returns for the quarter, whereas Japan, Singapore and Malaysia ended the quarter in negative territory. Global cyclical sectors, including automotive, information technology and energy, bounced back strongly from extremely depressed levels, while defensive sectors generally underperformed.

For the quarter, the Fund’s performance benefited most from its exposure to broad-based Chinese consumer cyclicals: auto, property, leisure and information technology service companies. Korean cyclical companies that were added to the portfolio during the quarter also helped Fund performance, even though the Korean market was relatively weak. Conversely, the Fund’s overweight position in financials detracted from performance. Specifically, investments in Japanese financial companies, including two J-REITs, were disappointing this quarter due to ongoing concerns over their ability to refinance their short-term debt. We believe, however, that the outlook for J-REITs is positive. In addition to improving news flow surrounding the sector, excessive concerns over the refinancing of short-term debt quickly faded with the announcement of government initiatives scheduled to take effect on April 1.

Dongfeng Motor Group, the portfolio’s third largest holding, is an example of a Chinese cyclical that performed well for the quarter. We built the Fund’s position last year when the company’s stock was being massively oversold purely based on fear of a declining auto market in China. In actuality, auto sales in 2008 grew 7% to 9.4 million units, albeit at a slower pace than the 22% year-over-year increase posted in 2007. Dongfeng is one of the more interesting Chinese companies in that it has formed joint ventures with three global auto makers—Honda, Nissan and PSA Group—to manufacture cars for domestic Chinese consumption. Today, Dongfeng is one of the largest auto companies in China with a total annual capacity of 820,000 units; and the company plans to increase its capacity to one million units in 2009. We like Dongfeng not only because it is providing the appropriate-size cars (small/ medium) for the Chinese market, but also because it is using the most advanced technologies in the world to produce its cars—technologies that Japan and France have used for years. In a meeting with the management of Nissan Motor of Japan, they informed us that Dongfeng is one of their most efficient auto plants anywhere in the world—including Japan.

This quarter we increased the Fund’s exposure to Korean companies, with the addition of Hyundai Motor (preferred shares), LG Electronics and POSCO. In addition to offering attractive valuations, our rationale behind adding these Korean names to the portfolio was twofold: first is a dramatic improvement in the cost structure of Korean manufacturers as compared to their Japanese competition; second is the unique positioning of Korean goods in the U.S. and Europe. Korea offers quality cars and consumer electronics without the Japanese “premium” price tag, which may appeal to savings-minded consumers around the globe today.

The Fund continues to take a long-term perspective and focuses on mid-cap growth companies throughout Asia Pacific. Although we are seeing some signs of recovery, particularly in the Chinese property market, we remain cautious going forward and expect more volatility in the region in the near term.

14    MATTHEWS ASIA FUNDS

PERFORMANCE AS OF MARCH 31, 2009

	Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Inception 10/31/03
Matthews Asia Pacific Fund	-9.47%	-37.79%	-11.48%	-0.36%	2.05%
MSCI AC Asia Pacific Index[3]	-8.87%	-40.25%	-12.77%	-1.37%	1.70%
Lipper Pacific Region Funds Category Average[4]	-9.75%	-43.01%	-13.62%	-1.21%	1.56%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 44 for index definition.
4	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Country	% of Net Assets
Kingdee International Software Group Co., Ltd.	China/Hong Kong	4.1%
Sysmex Corp.	Japan	3.6%
Dongfeng Motor Group Co., Ltd.	China/Hong Kong	3.4%
Nintendo Co., Ltd.	Japan	3.2%
China Vanke Co., Ltd.	China/Hong Kong	3.2%
Benesse Corp.	Japan	3.1%
Pigeon Corp.	Japan	3.1%
China Life Insurance Co., Ltd.	China/Hong Kong	3.0%
Ctrip.com International, Ltd.	China/Hong Kong	3.0%
Kiwoom Securities Co., Ltd.	South Korea	2.9%
% OF ASSETS IN TOP TEN		32.6%

COUNTRY ALLOCATION (%)

Japan	34.1
China/Hong Kong	31.5
South Korea	10.3
India	7.7
Indonesia	4.6
Australia	3.6
Taiwan	2.9
Singapore	1.4
Thailand	1.4
Cash and Other Assets, Less Liabilities	2.5

SECTOR ALLOCATION (%)

Financials	33.1
Consumer Discretionary	15.5
Information Technology	13.0
Consumer Staples	11.2
Industrials	10.6
Health Care	7.8
Telecommunication Services	4.4
Materials	1.9
Cash and Other Assets, Less Liabilities	2.5

MARKET CAP EXPOSURE (%) 6

Large Cap (over $5B)	34.0
Mid Cap ($1B–$5B)	27.9
Small Cap (under $1B)	35.6
Cash and Other Assets, Less Liabilities	2.5

5	Holdings may combine more than one security from same issuer and related depositary receipts.
6	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com  |  800.789.ASIA    15

Matthews Asia Pacific Fund	March 31, 2009

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.2%

	Shares	Value
JAPAN: 34.1%
Sysmex Corp.	161,700	$5,197,322
Nintendo Co., Ltd.	15,600	4,563,496
Benesse Corp.	121,900	4,490,298
Pigeon Corp.	179,000	4,479,809
Unicharm Petcare Corp.	139,400	3,537,391
Keyence Corp.	17,930	3,392,117
MID REIT, Inc.	1,903	3,254,939
Fanuc, Ltd.	47,500	3,248,858
Monex Group, Inc.	11,159	2,715,002
Mori Trust Sogo REIT, Inc.	377	2,689,185
GCA Savvian Group Corp.	1,751	2,107,529
Komatsu, Ltd.	188,700	2,088,298
Softbank Corp.	144,800	1,864,837
The Furukawa Electric Co., Ltd.	483,000	1,383,712
Shiseido Co., Ltd.	93,000	1,363,476
Takeda Pharmaceutical Co., Ltd.	32,200	1,117,165
Daibiru Corp.	89,000	717,367
Yahoo! Japan Corp.	2,588	681,518

Total Japan		48,892,319

CHINA/HONG KONG: 31.5%
Kingdee International Software Group Co., Ltd.	45,376,000	5,870,989
Dongfeng Motor Group Co., Ltd. H Shares	9,504,000	4,910,933
China Vanke Co., Ltd. B Shares	4,339,987	4,538,676
China Life Insurance Co., Ltd. H Shares	1,294,000	4,255,982
Ctrip.com International, Ltd. ADR	155,100	4,249,740
Tingyi (Cayman Islands) Holding Corp.	3,408,000	3,944,433
China South Locomotive and Rolling Stock Corp., H Shares[b]	8,334,900	3,807,727
Hang Lung Group, Ltd.	1,130,000	3,441,844
Dairy Farm International Holdings, Ltd.	615,954	2,723,197
China Merchants Bank Co., Ltd. H Shares	1,459,500	2,542,950
Shangri-La Asia, Ltd.	2,178,000	2,473,517
Hong Kong Exchanges and Clearing, Ltd.	257,800	2,432,977

Total China/Hong Kong		45,192,965

SOUTH KOREA: 9.0%
Kiwoom Securities Co., Ltd.	127,076	4,208,010
POSCO	10,263	2,734,877
NHN Corp.[b]	20,470	2,255,514
Shinhan Financial Group Co., Ltd.	113,517	2,053,301
LG Electronics, Inc.	25,935	1,725,530

Total South Korea		12,977,232

INDIA: 7.7%
HDFC Bank, Ltd.	154,090	2,964,476
Bharti Airtel, Ltd.[b]	226,410	2,801,990
Jain Irrigation Systems, Ltd.	352,960	2,378,383
Sun Pharmaceutical Industries, Ltd.	103,087	2,261,785
HDFC Bank, Ltd. ADR	9,700	591,021

Total India		10,997,655

INDONESIA: 4.6%
PT Bank Rakyat Indonesia	6,988,500	2,547,239
PT Astra International	1,981,500	2,452,790
PT Telekomunikasi Indonesia	2,571,000	1,677,913

Total Indonesia		6,677,942

AUSTRALIA: 3.6%
CSL Australia, Ltd.	117,925	2,664,703
AXA Asia Pacific Holdings, Ltd.	1,030,663	2,441,358

Total Australia		5,106,061

TAIWAN: 2.9%
Taiwan Secom Co., Ltd.	1,701,160	2,317,689
Taiwan Semiconductor Manufacturing Co., Ltd.	1,233,135	1,856,918

Total Taiwan		4,174,607

SINGAPORE: 1.4%
Keppel Land, Ltd.	2,149,000	2,051,594

Total Singapore		2,051,594

THAILAND: 1.4%
Siam Commercial Bank Public Co., Ltd.	1,264,400	1,943,037

Total Thailand		1,943,037

TOTAL COMMON EQUITIES (Cost $158,384,361)		138,013,412

PREFERRED EQUITIES: 1.3%

SOUTH KOREA: 1.3%
Hyundai Motor Co., Ltd. Pfd.	139,860	1,897,455

Total South Korea		1,897,455

TOTAL PREFERRED EQUITIES (Cost $1,540,548)		1,897,455

TOTAL INVESTMENTS: 97.5% (Cost $159,924,909c)		139,910,867

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.5%		3,649,569

NET ASSETS: 100.0%		$143,560,436

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security.
c	Cost of investments is $159,924,909 and net unrealized depreciation consists of:

Gross unrealized appreciation	$15,989,441
Gross unrealized depreciation	(36,003,483)

Net unrealized depreciation.	$(20,014,042)

ADR	American Depositary Receipt
Pfd.	Preferred
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

16    MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Sharat Shroff, CFA

Lead Manager

Mark W. Headley

Co-Manager

FUND FACTS

Ticker	MAPTX
Inception Date	9/12/94
Assets	$1.1 billion
NAV	$10.74
Total # of Positions	60
Fiscal Year 2008 Ratios
Portfolio Turnover	16.76%[1]
Gross Expense Ratio	1.12%[2]

1 The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities. 2 Matthews Asia Funds does not charge 12b-1 fees.

Benchmarks

MSCI AC Asia ex Japan Index

MSCI AC Far East ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia, excluding Japan.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary

For the quarter ended March 31, 2009, the Matthews Pacific Tiger Fund fell -2.81%, while its benchmark, the MSCI AC Asia ex Japan Index, gained 0.66%. Equity markets across Asia were extremely weak early in the quarter, but recovered some of their losses in March. One of the key factors driving the recovery in capital markets was improving sentiment regarding the global economy.

The Fund’s holdings in Hong Kong and China were buoyed by early signs that the economic measures announced by the Chinese government are gaining traction. However, the positive contributions from the Fund’s Chinese & Hong Kong positions were completely offset by substantial weakness in some of the portfolio’s mid-sized Indian companies. This weakness came after the discovery of corporate fraud at one of India’s largest IT services companies, which led to India’s smaller and mid-sized companies finding themselves under heavy scrutiny by investors. We took advantage of the sell-off to raise the allocation in these names since, in our view, the fundamental growth story remains intact. In addition, the Fund’s limited allocation to stocks in the energy and basic materials sectors—which rallied in the wake of rising commodity prices—further detracted from its relative performance.

Following the concerted efforts by governments across the region, there were some signs of stabilization in business fundamentals during the quarter. The strongest evidence came from China where there were early signs of recovery in consumer demand in real estate, automobiles and other discretionary sectors, helped by a surge in bank lending and direct subsidies from the Chinese government. The government’s thrust on developing the country’s social infrastructure is encouraging, as it will help balance China’s growth engine by boosting domestic consumption over the next several years and reducing the country’s dependence on exports. The Chinese government has already announced plans to invest over US$120 billion in order to increase health care coverage from 30% of the population to 90% over the next few years.

With the exception of real estate holdings in China and Hong Kong, the performance of the Fund’s financial stocks was mixed. The Fund’s Indian bank holdings were weak during the quarter, reflecting investor concerns over a spike in non-performing loans, as well as the depreciation in the Indian rupee. We continue to add selectively to our financial holdings in India, recognizing that the steep yield curve is likely to help the lending business; in addition, there remains a sustained demand for wealth management services in the country. The Fund’s Korean financials were helped by both the successful rollover of dollar-denominated debt, which had been a key challenge, and the prospect for moderating losses from currency-related derivatives.

It is important to highlight that in spite of a tough environment, most financial companies in Asia ex-Japan have not sought direct capital injections from their respective governments. When they need to recapitalize, banks are reaching out to the capital markets, underscoring the superior health of their balance sheets relative to their peers in the western world.

There is a risk that investors will overplay the potential outcomes of the stimulus measures underway in Asia. Asian households and companies remain in a good position to overcome the current turmoil, and while they may not pull the rest of the world out of its slump, they appear able to support growth domestically. The Pacific Tiger portfolio continues to be oriented towards consumption in Asia; however, we are also on the lookout for those Asian companies that are viewing the current crisis as an opportunity to gain global market share.

matthewsasia.com  |  800.789.ASIA    17

PERFORMANCE AS OF MARCH 31, 2009

	Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 9/12/94
Matthews Pacific Tiger Fund	-2.81%	-40.49%	-6.18%	5.16%	11.67%	5.27%
MSCI AC Asia ex Japan Index[3]	0.66%	-43.86%	-6.17%	3.97%	5.30%	0.05%[4]
MSCI AC Far East ex Japan Index[3]	0.88%	-42.73%	-5.75%	3.63%	4.98%	-0.19%[4]
Lipper Pacific ex Japan Funds Category Average[5]	-1.22%	-42.58%	-6.29%	3.64%	7.17%	1.65%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 44 for index definitions.
4	Calculated from 8/31/94.
5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Dongfeng Motor Group Co., Ltd.	China/Hong Kong	3.3%
NHN Corp.	South Korea	3.1%
China Vanke Co., Ltd.	China/Hong Kong	2.9%
Tencent Holdings, Ltd.	China/Hong Kong	2.9%
Hang Lung Group, Ltd.	China/Hong Kong	2.8%
NWS Holdings, Ltd.	China/Hong Kong	2.7%
PT Bank Central Asia	Indonesia	2.5%
HDFC Bank, Ltd.	India	2.5%
PT Telekomunikasi Indonesia	Indonesia	2.5%
MegaStudy Co., Ltd.	South Korea	2.4%
% OF ASSETS IN TOP TEN		27.6%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)

China/Hong Kong	38.7
South Korea	16.9
India	15.9
Indonesia	6.6
Taiwan	5.7
Malaysia	5.1
Singapore	4.5
Thailand	3.6
Philippines	0.9
Cash and Other Assets, Less Liabilities	2.1

SECTOR ALLOCATION (%)

Financials	29.2
Consumer Discretionary	20.8
Information Technology	14.6
Health Care	10.5
Consumer Staples	8.0
Telecommunication Services	7.0
Industrials	6.1
Utilities	1.7
Cash and Other Assets, Less Liabilities	2.1

MARKET CAP EXPOSURE (%) 7

Large Cap (over $5B)	37.7
Mid Cap ($1B–$5B)	45.6
Small Cap (under $1B)	14.6
Cash and Other Assets, Less Liabilities	2.1

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

18    MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund	March 31, 2009

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 97.9%

	Shares	Value
CHINA/HONG KONG: 38.7%
Dongfeng Motor Group Co., Ltd. H Shares	74,128,000	$38,303,621
China Vanke Co., Ltd. B Shares	32,175,460	33,648,488
Tencent Holdings, Ltd.	4,474,800	33,111,735
Hang Lung Group, Ltd.	10,492,000	31,957,371
NWS Holdings, Ltd.	22,538,636	30,457,027
Ping An Insurance (Group) Co. of China, Ltd. H Shares	4,566,000	27,180,876
Ctrip.com International, Ltd. ADR	965,075	26,443,055
Shangri-La Asia, Ltd.	21,336,000	24,230,925
New Oriental Education & Technology Group, Inc. ADR[b]	442,400	22,230,600
Swire Pacific, Ltd. A Shares	3,284,500	21,903,925
China Resources Enterprise, Ltd.	13,150,000	20,397,156
Dairy Farm International Holdings, Ltd.	4,565,646	20,185,200
China Merchants Bank Co., Ltd. H Shares	11,084,500	19,313,004
China Mobile, Ltd. ADR	342,650	14,912,128
Lenovo Group, Ltd.	64,868,000	14,909,563
NetEase.com, Inc. ADR[b]	525,600	14,112,360
Mindray Medical International, Ltd. ADR	671,797	12,434,962
Hong Kong Exchanges and Clearing, Ltd.	1,164,800	10,992,753
China Yurun Food Group, Ltd.	7,743,000	9,891,181
Television Broadcasts, Ltd.	2,817,700	9,012,601
Glorious Sun Enterprises, Ltd.	37,822,000	8,540,400

Total China/Hong Kong		444,168,931

SOUTH KOREA: 16.9%
NHN Corp.[b]	327,802	36,119,290
MegaStudy Co., Ltd.	193,231	28,113,631
Samsung Securities Co., Ltd.	534,989	22,506,362
Amorepacific Corp.	49,134	21,760,555
Hanmi Pharmaceutical Co., Ltd.	184,959	20,125,168
Yuhan Corp.	147,692	19,809,809
S1 Korea Corp.	544,918	18,327,978
Hana Financial Group, Inc.	957,923	14,595,211
Hyundai Development Co.	541,382	13,312,807

Total South Korea		194,670,811

INDIA: 15.9%
HDFC Bank, Ltd.	1,302,184	25,052,196
Infosys Technologies, Ltd.	883,401	23,159,996
Bharti Airtel, Ltd.[b]	1,776,740	21,988,462
Dabur India, Ltd.	11,030,888	21,625,989
Sun Pharmaceutical Industries, Ltd.	943,363	20,697,902
Kotak Mahindra Bank, Ltd.	2,787,941	15,581,472
Glenmark Pharmaceuticals, Ltd.[b]	3,670,757	11,414,116
Titan Industries, Ltd.	702,895	10,841,885
Sun TV Network, Ltd.	2,912,590	9,633,013
Sintex Industries, Ltd.	4,355,656	8,416,828
Unitech, Ltd.	10,200,000	7,058,829
HDFC Bank, Ltd. ADR	63,900	3,893,427
ICICI Bank, Ltd. ADR	226,800	3,014,172

Total India		182,378,287

INDONESIA: 6.6%
PT Bank Central Asia	109,025,000	29,219,745
PT Telekomunikasi Indonesia	36,860,500	24,056,284
PT Astra International	14,665,230	18,153,284
PT Telekomunikasi Indonesia ADR	180,700	4,643,990

Total Indonesia		76,073,303

TAIWAN: 5.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	18,381,362	27,679,595
President Chain Store Corp.	8,303,000	19,067,361
Hon Hai Precision Industry Co., Ltd.	8,405,950	19,020,978

Total Taiwan		65,767,934

MALAYSIA: 5.1%
Resorts World BHD	38,621,200	22,676,805
Public Bank BHD	9,234,337	19,148,063
Top Glove Corp. BHD	12,587,980	16,578,396

Total Malaysia		58,403,264

SINGAPORE: 4.5%
Hyflux, Ltd.	17,990,187	19,527,872
Parkway Holdings, Ltd.	25,444,540	19,434,312
Keppel Land, Ltd.	13,582,000	12,966,379

Total Singapore		51,928,563

THAILAND: 3.6%
Advanced Info Service Public Co., Ltd.	6,347,300	14,810,068
Bank of Ayudhya Public Co., Ltd. NVDR	58,968,600	14,525,003
Land & Houses Public Co., Ltd.	144,102,800	12,171,703

Total Thailand		41,506,774

PHILIPPINES: 0.9%
SM Prime Holdings, Inc.	68,769,117	10,399,743

Total Philippines		10,399,743

TOTAL INVESTMENTS: 97.9% (Cost $1,417,250,550c)		1,125,297,610

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.1%		23,678,783

NET ASSETS: 100.0%		$1,148,976,393

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security.
c	Cost of investments is $1,417,250,550 and net unrealized depreciation consists of:

Gross unrealized appreciation	$106,189,324
Gross unrealized depreciation	(398,142,264)

Net unrealized depreciation.	$(291,952,940)

ADR	American Depositary Receipt
NVDR	Non-voting Depositary Receipt
BHD	Berhad

See accompanying notes to schedules of investments.

matthewsasia.com  |  800.789.ASIA    19

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Andrew T. Foster

Co-Manager

FUND FACTS

Ticker	MCHFX
Inception Date	2/19/98
Assets	$855.4 million
NAV	$14.85
Total # of Positions	60

Fiscal Year 2008 Ratios
Portfolio Turnover	7.91%[1]
Gross Expense Ratio	1.23%[2]

1 The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities. 2 Matthews Asia Funds does not charge 12b-1 fees.

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.

Matthews China Fund

Portfolio Manager Commentary

For the quarter ended March 31, 2009, the Matthews China Fund gained 3.56%, outperforming the MSCI China Index, which rose 1.33%. Despite the still-negative outlook for the global economy, Chinese shares experienced a strong rebound in March amid initial signs of a recovery in the country’s domestic economy. The Fund’s overweight positions in the technology, consumer and financial sectors contributed to its outperformance for the quarter.

Trade activity declined sharply during the quarter and China’s economy continues to be under pressure in export-related areas. This has most severely impacted export-related manufacturers, ports and shipping companies. On the domestic front, however, we are seeing some early signs of a recovery following the introduction of China’s massive US$590 billion stimulus plan late last year. Bank lending activities surged during the first three months of 2009—reaching historic highs. The government announced additional industries that will receive support; among them are auto, electronics and health care. Property prices have stabilized and transaction volumes have also started to pick up. The latest Purchasing Managers Index (PMI) showed that after six months’ of contraction, economic activity is expanding again. These positive signs in China’s domestic economy all contributed to the significant advance of Chinese equities in March.

For the quarter, the Fund benefited most from the sectors in which we have continued to focus: namely, information technology, consumer discretionary and financials. On a company basis, Dongfeng Motor Group, a leading auto manufacturer in China, was the largest contributor to Fund performance. Last year, the stock underperformed as a result of a slowdown in auto sales in China. However, we believe that the fundamentals of the company remain intact, and we increased our position when we saw its share price drop sharply last year. Our efforts paid off nicely during the quarter, as auto sales recovered strongly and the stock nearly doubled.

Conversely, holdings in the telecom services and utilities sectors detracted from Fund performance. Following the recent rollout of China’s 3G network, telecom services companies were hurt by uncertainty surrounding the earnings outlook for the sector; and the utilities sector experienced industry-wide losses as a result of surging coal prices.

The portfolio took a slightly more aggressive tack during the quarter as we expanded exposure to property, insurance and technology companies, and trimmed positions in utility companies. One new holding was added during the quarter: Hong Kong Exchanges and Clearing. The company, which operates the stock exchange, futures exchange and a related clearing house in Hong Kong, has a solid management team and a dominant market position. Going forward, we believe that it will benefit from an anticipated increase in securities trading activity.

While China is not immune to the current global financial crisis, the country’s economic fundamentals, especially with respect to the banking sector, are generally solid. A healthy banking sector enables China to facilitate and execute its stimulus program promptly and is one of the key reasons behind the country’s domestic recovery. The government has also made it clear that it will implement further stimulus programs in order to keep growth intact should it begin to deteriorate. In the months ahead, we expect to see more signs of recovery coming from areas related to China’s domestic consumption.

20    MATTHEWS ASIA FUNDS

PERFORMANCE AS OF MARCH 31, 2009

	Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 2/19/98
Matthews China Fund	3.56%	-31.83%	7.28%	9.76%	16.53%	9.05%
MSCI China Index[3]	1.33%	-34.71%	7.65%	13.85%	7.26%	0.07%[4]
Lipper China Region Funds Category Average[5]	0.30%	-40.09%	-0.24%	6.06%	10.16%	5.84%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 44 for index definition.
4	Calculated from 2/28/98.
5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Dongfeng Motor Group Co., Ltd.	Consumer Discretionary	3.9%
China Mobile, Ltd.	Telecommunication Services	3.7%
China Vanke Co., Ltd.	Financials	3.4%
Ping An Insurance (Group) Co. of China, Ltd.	Financials	3.2%
China Life Insurance Co., Ltd.	Financials	3.0%
Tencent Holdings, Ltd.	Information Technology	2.7%
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	2.7%
China Communications Services Corp., Ltd.	Telecommunication Services	2.5%
New Oriental Education & Technology Group, Inc.	Consumer Discretionary	2.4%
NetEase.com, Inc.	Information Technology	2.4%
% OF ASSETS IN TOP TEN		29.9%

CHINA EXPOSURE 7

H Share	36.7%
SAR (Hong Kong)	36.1%
China-affiliated Corporations	11.1%
B Share	5.0%
Overseas Listed	9.4%
Cash and Other Assets, Less Liabilities	1.7%

6	Holdings may combine more than one security from same issuer and related depositary receipts.
7	SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. China-affiliated corporations (CAC), also known as “Red Chips,” are mainland China companies with partial state ownership listed in Hong Kong, and incorporated in Hong Kong. Overseas Listed (OL) companies are companies that conduct business in mainland China but listed in overseas markets such as Japan, Singapore, Taiwan and the United States. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors.

SECTOR ALLOCATION (%)

Consumer Discretionary	22.3
Financials	19.6
Industrials	13.8
Information Technology	13.4
Utilities	8.4
Consumer Staples	7.5
Telecommunication Services	6.2
Energy	4.9
Materials	1.5
Health Care	0.7
Cash and Other Assets, Less Liabilities	1.7

MARKET CAP EXPOSURE (%) 8

Large Cap (over $5B)	49.3
Mid Cap ($1B–$5B)	37.5
Small Cap (under $1B)	11.4
Cash and Other Assets, Less Liabilities	1.7

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com  |  800.789.ASIA    21

Matthews China Fund	March 31, 2009

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: CHINA/HONG KONG: 98.3%

	Shares	Value
CONSUMER DISCRETIONARY: 22.3%
Hotels, Restaurants & Leisure: 6.0%
Café de Coral Holdings, Ltd.	10,448,100	$20,502,208
Shangri-La Asia, Ltd.	10,787,600	12,251,290
Ctrip.com International, Ltd. ADR	392,600	10,757,240
China Travel International Investment HK, Ltd.	44,508,000	7,867,188

		51,377,926

Automobiles: 3.9%
Dongfeng Motor Group Co., Ltd. H Shares	64,766,000	33,466,063

Distributors: 2.9%
Li & Fung, Ltd.	5,471,200	12,826,180
China Resources Enterprise, Ltd.	7,906,000	12,263,111

		25,089,291

Diversified Consumer Services: 2.4%
New Oriental Education & Technology Group, Inc. ADR[b]	411,800	20,692,950

Textiles, Apparel & Luxury Goods: 1.9%
Ports Design, Ltd.	7,461,500	8,629,911
Glorious Sun Enterprises, Ltd.	33,994,000	7,676,018

		16,305,929

Media: 1.5%
Television Broadcasts, Ltd.	2,542,000	8,130,756
AirMedia Group, Inc. ADR[b]	1,021,400	4,279,666

		12,410,422

Multiline Retail: 1.4%
Golden Eagle Retail Group, Ltd.	17,779,000	11,692,579

Leisure Equipment & Products: 1.3%
Li Ning Co., Ltd.	6,686,500	11,059,847

Specialty Retail: 1.0%
Belle International Holdings, Ltd.	16,709,000	8,529,526

Total Consumer Discretionary		190,624,533

FINANCIALS: 19.6%
Real Estate Management & Development: 7.1%
China Vanke Co., Ltd. B Shares	27,482,318	28,740,489
Hang Lung Group, Ltd.	6,477,000	19,728,163
Swire Pacific, Ltd. A Shares	1,825,000	12,170,700

		60,639,352

Insurance: 6.3%
Ping An Insurance (Group) Co. of China, Ltd. H Shares	4,619,500	27,499,356
China Life Insurance Co., Ltd. H Shares	7,882,000	25,923,993

		53,423,349

Commercial Banks: 5.0%
China Merchants Bank Co., Ltd. H Shares	8,132,500	14,169,607
China Construction Bank Corp. H Shares	20,082,000	11,400,133
Bank of Communications Co., Ltd. H Shares	14,808,000	10,274,699
BOC Hong Kong Holdings, Ltd.	7,107,500	7,279,347

		43,123,786

Diversified Financial Services: 1.2%
Hong Kong Exchanges and Clearing, Ltd.	1,124,300	10,610,536

Total Financials		167,797,023

INDUSTRIALS: 13.8%
Transportation Infrastructure: 3.3%
GZI Transport, Ltd.	36,765,000	11,266,675
China Merchants Holdings International Co., Ltd.	4,788,581	11,022,448
Beijing Capital International Airport Co., Ltd. H Shares	13,332,000	5,928,588

		28,217,711

Construction & Engineering: 3.1%
China Railway Construction Corp., Ltd. H Shares[b]	10,172,500	13,246,693
China Communications Construction Co., Ltd. H Shares	11,809,000	12,958,899

		26,205,592

Machinery: 2.8%
Shanghai Zhenhua Port Machinery Co., Ltd. B Shares	15,250,873	14,224,337
China South Locomotive and Rolling Stock Corp., H Shares[b]	20,645,000	9,431,491

		23,655,828

Electrical Equipment: 2.2%
China High Speed Transmission Equipment Group Co., Ltd.	13,216,000	18,888,953

Industrial Conglomerates: 1.7%
NWS Holdings, Ltd.	11,017,276	14,887,923

Airlines: 0.7%
Air China, Ltd. H Shares	19,569,900	6,326,759

Total Industrials		118,182,766

INFORMATION TECHNOLOGY: 13.4%
Internet Software & Services: 7.2%
Tencent Holdings, Ltd.	3,155,200	23,347,221
NetEase.com, Inc. ADR[b]	765,400	20,550,990
Sina China Corp.[b]	761,700	17,709,525

		61,607,736

Communications Equipment: 2.4%
ZTE Corp. H Shares	4,981,120	20,303,606

Computers & Peripherals: 2.0%
TPV Technology, Ltd.	31,868,000	9,752,720
Lenovo Group, Ltd.	30,336,000	6,972,568

		16,725,288

Software: 1.8%
Kingdee International Software Group Co., Ltd.†	120,330,000	15,568,938

Total Information Technology		114,205,568

22    MATTHEWS ASIA FUNDS

Matthews China Fund	March 31, 2009

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: CHINA/HONG KONG (continued)

	Shares	Value
UTILITIES: 8.4%
Independent Power Producers & Energy Traders: 3.9%
Huaneng Power International, Inc. H Shares	20,674,000	$13,849,174
Datang International Power Generation Co., Ltd. H Shares	30,990,000	13,600,410
Huaneng Power International, Inc. ADR	213,400	5,729,790

		33,179,374

Electric Utilities: 2.7%
Cheung Kong Infrastructure Holdings, Ltd.	5,752,500	23,014,072

Gas Utilities: 1.8%
Hong Kong & China Gas Co., Ltd.	9,820,594	15,480,329

Total Utilities		71,673,775

CONSUMER STAPLES: 7.5%
Food Products: 4.3%
Tingyi (Cayman Islands) Holding Corp.	17,291,000	20,012,672
China Yurun Food Group, Ltd.	13,213,000	16,878,753

		36,891,425

Food & Staples Retailing: 1.7%
Lianhua Supermarket Holdings Co., Ltd. H Shares†	12,995,000	14,846,011

Beverages: 1.5%
Tsingtao Brewery Co., Ltd. H Shares	5,727,000	12,421,258

Total Consumer Staples		64,158,694

TELECOMMUNICATION SERVICES: 6.2%
Wireless Telecommunication Services: 3.7%
China Mobile, Ltd.	2,120,083	18,467,864
China Mobile, Ltd. ADR	303,400	13,203,968

		31,671,832

Diversified Telecommunication Services: 2.5%
China Communications Services Corp., Ltd. H Shares	35,786,000	21,401,963

Total Telecommunication Services		53,073,795

ENERGY: 4.9%
Oil, Gas & Consumable Fuels: 3.9%
CNOOC, Ltd.	13,728,000	13,794,702
China Petroleum & Chemical Corp. (Sinopec) H Shares	16,242,000	10,407,856
China Shenhua Energy Co., Ltd. H Shares	4,141,500	9,344,342

		33,546,900

Energy Equipment & Services: 1.0%
China Oilfield Services, Ltd. H Shares	10,266,000	8,136,090

Total Energy		41,682,990

MATERIALS: 1.5%
Construction Materials: 1.5%
China National Building Material Co., Ltd. H Shares	8,606,000	12,735,597

Total Materials		12,735,597

HEALTH CARE: 0.7%
Health Care Equipment & Supplies: 0.7%
Mindray Medical International, Ltd. ADR	342,468	6,339,083

Total Health Care		6,339,083

TOTAL INVESTMENTS: 98.3% (Cost $1,026,315,323c)		840,473,824

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.7%		14,901,235

NET ASSETS: 100.0%		$855,375,059

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security.
c	Cost of investments is $1,026,315,323 and net unrealized depreciation consists of:

Gross unrealized appreciation	$73,924,595
Gross unrealized depreciation	(259,766,094)

Net unrealized depreciation.	$(185,841,499)

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

matthewsasia.com  |  800.789.ASIA    23

PORTFOLIO MANAGERS

Sharat Shroff, CFA

Lead Manager

Andrew T. Foster

Co-Manager

Noor Kamruddin

Co-Manager

FUND FACTS

Ticker	MINDX
Inception Date	10/31/05
Assets	$269.9 million
NAV	$7.42
Total # of Positions	49

Fiscal Year 2008 Ratios
Portfolio Turnover	26.68%[1]
Gross Expense Ratio	1.29%[2]

1 The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities. 2 Matthews Asia Funds does not charge 12b-1 fees.

Benchmark

Bombay Stock Exchange (BSE) 100 Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

Matthews India Fund

Portfolio Manager Commentary

For the quarter ended March 31, 2009, the Matthews India Fund returned -11.35% underperforming its benchmark, the Bombay Stock Exchange (BSE) 100 Index, which returned -4.79%. The Indian equity markets were rife with speculation and false rumors in the aftermath of one of the worst corporate scandals in India’s recent history. As a result, some of the mid-sized companies in the portfolios suffered and have yet to fully recover. Furthermore, the withdrawal of foreign institutional investors (FII’s) from India’s capital markets early in the quarter exaggerated the impact on smaller and mid-sized companies such that the BSE Small-Cap and BSE Mid-Cap Indices posted returns of -15.3% and -12.2%, respectively.

From its inception, the Matthews India Fund has placed significant emphasis on indentifying those entrepreneurs that we feel are capable of building robust business models to take advantage of the long-term growth opportunities in India. Our conviction and investment thesis surrounding several of these companies were tested in the current environment. With the exception of one instance where we exited a position due to funding risks, we remain confident about our investments and believe that the current crisis will provide some invaluable lessons for Indian companies. One of the Fund’s largest pharmaceutical holdings, Glenmark Pharmaceuticals, is learning the hard way to focus on cash flow and not just growth, and to manage investor perception about the company’s long-term outlook. The sharp decline in Glenmark’s share price in January was partly a reflection of a strained balance sheet, but more a consequence of the skittish environment surrounding mid caps in India. At these levels, Glenmark looked attractive and we added to our existing position.

Glenmark’s challenges underscore a key problem facing Indian companies—volatility in capital flows becomes exaggerated when risk aversion rises globally. The issue will be compounded if foreign investors continue to depart from India’s capital markets. Regulators are moving quickly to contain the fallout and improve the governance structure employed by Indian companies. Some important changes have already been initiated. In particular, the Securities and Exchange Board of India (SEBI) has mandated that every time a promoter pledges company shares as collateral, a disclosure must be made regarding the details of the transaction. SEBI has also tightened the norms surrounding the declaration of dividends, and is requiring more upfront money before warrants can be issued.

While the macro environment remained difficult, there were some early signs of stabilization. For example, during the quarter we saw an increase in the willingness of banks to start lending, albeit gradually. This change is providing some support to sectors like automobiles and real estate. Nonetheless, the risks to corporate earnings remain, and upcoming elections in April may cause some uncertainty among investors. In spite of a bit of recovery in stock prices late in the quarter, valuations remain attractive in our view, particularly for smaller and mid-sized companies. Our stance has been reinforced as these companies have announced an increasing number of share repurchases, and we have seen a pickup in insider buying. The focus of the portfolio is to take advantage of the recent sell-off, and maintain a significant presence among sectors like financials and industrials, both of which are vital to the long-term development of India’s economy.

24    MATTHEWS ASIA FUNDS

PERFORMANCE AS OF MARCH 31, 2009

	Average Annual Total Returns
	3 Months	1 Year	3 Years	Inception 10/31/05
Matthews India Fund	-11.35%	-56.64%	-14.49%	-4.74%
Bombay Stock Exchange (BSE) 100 Index[3]	-4.79%	-51.89%	-8.52%	2.83%
Lipper Emerging Markets Funds Category Average[4]	-1.83%	-50.27%	-10.87%	-2.77%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 44 for index definition.
4	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
HDFC Bank, Ltd.	Financials	5.1%
Bharti Airtel, Ltd.	Telecommunication Services	4.8%
Infosys Technologies, Ltd.	Information Technology	4.8%
Sun Pharmaceutical Industries, Ltd.	Health Care	4.7%
Dabur India, Ltd.	Consumer Staples	4.6%
Reliance Industries, Ltd.	Energy	4.3%
Gail India, Ltd.	Utilities	3.8%
Cipla India, Ltd.	Health Care	3.2%
Jain Irrigation Systems, Ltd.	Industrials	3.2%
Glenmark Pharmaceuticals, Ltd.	Health Care	2.8%
% OF ASSETS IN TOP TEN		41.3%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

SECTOR ALLOCATION (%)

Financials	19.5
Industrials	18.2
Information Technology	12.8
Health Care	10.7
Consumer Discretionary	9.0
Consumer Staples	7.6
Telecommunication Services	7.1
Utilities	6.4
Energy	5.6
Materials	1.1
Cash and Other Assets, Less Liabilities	2.0

MARKET CAP EXPOSURE (%)[6]

Large Cap (over $5B)	28.3
Mid Cap ($1B–$5B)	23.7
Small Cap (under $1B)	46.0
Cash and Other Assets, Less Liabilities	2.0

6	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com  |  800.789.ASIA    25

Matthews India Fund	March 31, 2009

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: INDIA: 93.4%

	Shares	Value
FINANCIALS: 19.5%
Commercial Banks: 12.6%
HDFC Bank, Ltd. ADR	150,727	$9,183,796
Oriental Bank of Commerce	2,946,834	6,425,831
Corporation Bank	1,719,331	6,136,685
Axis Bank, Ltd.	635,032	5,204,393
HDFC Bank, Ltd.	233,033	4,483,229
ICICI Bank, Ltd. ADR	180,100	2,393,529

		33,827,463

Diversified Financial Services: 3.1%
Kotak Mahindra Bank, Ltd.	1,200,000	6,706,658
SREI Infrastructure Finance, Ltd.	3,625,000	1,739,647

		8,446,305

Consumer Finance: 1.8%
Shriram Transport Finance Co., Ltd.	1,342,977	4,898,828

Real Estate Management & Development: 1.4%
Unitech, Ltd.	5,380,260	3,723,366

Capital Markets: 0.6%
IL&FS Investsmart, Ltd.	1,439,981	1,694,595

Total Financials		52,590,557

INDUSTRIALS: 18.2%
Machinery: 6.6%
Jain Irrigation Systems, Ltd.	1,266,127	8,531,661
Ashok Leyland, Ltd.	18,511,277	6,637,476
Thermax, Ltd.	785,000	2,804,752

		17,973,889

Construction & Engineering: 2.4%
Larsen & Toubro, Ltd.	481,660	6,391,021

Road & Rail: 2.3%
Container Corp. of India, Ltd.	435,386	6,166,101

Building Products: 2.2%
Sintex Industries, Ltd.	3,091,834	5,974,630

Electrical Equipment: 2.0%
Crompton Greaves, Ltd.	2,205,000	5,399,654

Industrial Conglomerates: 1.6%
MAX India, Ltd.[b]	2,238,102	4,360,066

Air Freight & Logistics: 1.1%
Gati, Ltd.	3,606,339	2,867,467

Total Industrials		49,132,828

INFORMATION TECHNOLOGY: 12.5%
IT Services: 9.0%
Infosys Technologies, Ltd.	298,281	7,819,990
HCL-Infosystems, Ltd.	4,319,485	6,487,390
Infosys Technologies, Ltd. ADR	188,179	5,011,207
Rolta India, Ltd.	4,367,164	4,957,205

		24,275,792

Internet Software & Services: 1.8%
Info Edge India, Ltd.	566,727	4,963,856

Software: 1.7%
Financial Technologies India, Ltd.	369,855	4,528,997

Total Information Technology		33,768,645

HEALTH CARE: 10.7%
Pharmaceuticals: 10.7%
Sun Pharmaceutical Industries, Ltd.	577,260	12,665,401
Cipla India, Ltd.	1,989,657	8,649,954
Glenmark Pharmaceuticals, Ltd.[b]	2,397,615	7,455,317

Total Health Care		28,770,672

CONSUMER DISCRETIONARY: 8.3%
Media: 4.7%
Sun TV Network, Ltd.	1,655,127	5,474,117
HT Media, Ltd.	3,152,688	3,635,415
Dish TV India, Ltd.[b]	4,737,097	2,248,101
Television Eighteen India, Ltd.	901,847	1,249,009

		12,606,642

Auto Components: 1.3%
Bharat Forge, Ltd.	1,822,459	3,525,397

Hotels, Restaurants & Leisure: 1.3%
Indian Hotels Co., Ltd.	4,449,840	3,468,183

Textiles, Apparel & Luxury Goods: 1.0%
Titan Industries, Ltd.	177,589	2,739,242

Total Consumer Discretionary		22,339,464

UTILITIES: 6.4%
Gas Utilities: 3.8%
Gail India, Ltd.	2,119,751	10,296,822

Electric Utilities: 2.6%
CESC, Ltd.	1,680,920	7,001,682

Total Utilities		17,298,504

CONSUMER STAPLES: 6.3%
Personal Products: 6.3%
Dabur India, Ltd.	6,394,779	12,536,925
Marico, Ltd.	3,799,720	4,524,093

Total Consumer Staples		17,061,018

ENERGY: 5.6%
Oil, Gas & Consumable Fuels: 5.6%
Reliance Industries, Ltd.	387,871	11,685,441
Chennai Petroleum Corp., Ltd.	1,889,744	3,530,217

Total Energy		15,215,658

TELECOMMUNICATION SERVICES: 4.8%
Wireless Telecommunication Services: 4.8%
Bharti Airtel, Ltd.[b]	1,052,191	13,021,636

Total Telecommunication Services		13,021,636

MATERIALS: 1.1%
Chemicals: 1.1%
Asian Paints, Ltd.	190,500	2,965,486

Total Materials		2,965,486

TOTAL COMMON EQUITIES: INDIA (Cost $458,359,405)		252,164,468

26    MATTHEWS ASIA FUNDS

Matthews India Fund	March 31, 2009

Schedule of Investmentsa (unaudited) (continued)

INTERNATIONAL DOLLAR BONDS: 4.6%

	Face Amount	Value
TELECOMMUNICATION SERVICES: 2.3%
Wireless Telecommunication Services: 2.3%
Reliance Communications, Ltd., Cnv. 0.000%, 03/01/12	$4,500,000	$3,195,000
Reliance Communications, Ltd., Cnv. 0.000%, 05/10/11	3,167,000	2,834,465

Total Telecommunication Services		6,029,465

CONSUMER STAPLES: 1.3%
Beverages: 1.3%
Radico Khaitan, Ltd., Cnv. 3.500%, 07/27/11	6,000,000	3,570,000

Total Consumer Staples		3,570,000

CONSUMER DISCRETIONARY: 0.7%
Diversified Consumer Services: 0.7%
Educomp Solutions, Ltd., Cnv. 0.000%, 07/26/12	2,500,000	2,012,500

Total Consumer Discretionary		2,012,500

INFORMATION TECHNOLOGY: 0.3%
Software: 0.3%
Financial Technologies India, Ltd., Cnv. 0.000%, 12/21/11	1,000,000	772,500

Total Information Technology		772,500

TOTAL INTERNATIONAL DOLLAR BONDS (Cost $15,766,458)		12,384,465

TOTAL INVESTMENTS: 98.0% (Cost $474,125,863c)		$264,548,933

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.0%		5,391,629

NET ASSETS: 100.0%		$269,940,562

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security.
c	Cost of investments is $474,125,863 and net unrealized depreciation consists of:

Gross unrealized appreciation	$4,752,955
Gross unrealized depreciation	(214,329,885)

Net unrealized depreciation.	$(209,576,930)

ADR	American Depositary Receipt
Cnv.	Convertible

See accompanying notes to schedules of investments.

matthewsasia.com  |  800.789.ASIA    27

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Virgil Adams

Co-Manager

FUND FACTS

Ticker	MJFOX
Inception Date	12/31/98
Assets	$105.9 million
NAV	$8.36
Total # of Positions	54

Fiscal Year 2008 Ratios
Portfolio Turnover	88.97%[1]
Gross Expense Ratio	1.23%[2]

1 The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities. 2 Matthews Asia Funds does not charge 12b-1 fees.

Benchmarks

MSCI Japan Index

Tokyo Stock Price Index (TOPIX)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

Matthews Japan Fund

Portfolio Manager Commentary

For the quarter ended March 31, 2009, the Matthews Japan Fund fell -17.96%, while its benchmark, the MSCI Japan Index, declined -16.57%. The Japanese market, as measured by the Tokyo Stock Price Index (TOPIX), lost -17.26% for the quarter on continued concerns that the global economy is worsening. In addition, the yen depreciated 9% against the U.S. dollar—another negative factor for the quarter.

The Fund benefited most from its overweight in industrials and lack of exposure to the utilities sector, while its slight underweight in the consumer cyclical companies coupled with stock selection in that sector hurt performance. Over the quarter the market was led by global cyclical automotive, machinery and IT companies. The Fund’s overweight positions in the consumer staples and health care sectors were neutral for the quarter; rather, it was the Fund’s holdings in the telecom sector that were a drag on performance.

The Fund’s largest overweight continues to be J-REITs—the sector represented 13% of the portfolio at quarter-end. Our outlook for J-REITs is positive, especially following constructive talks by the Japanese government during the last few months. We believe that valuations in this sector remain compelling.

ITOCHU, the Fund’s second largest position, is an example of a company that we believe can grow in the next decade despite Japan’s anticipated environment of slow GDP growth. The company is already one of the country’s largest trading houses, and further growth should come from the expanding universe of Asian consumers. Unlike its competitors, ITOCHU generates a significant portion of its revenues and profits from the food segment. It has made steady inroads in the Chinese food market, and its recent purchase of 20% of China’s Ting Hsin Group—which owns Tingyi, China’s largest packaged food company—is another positive move to expand into the Chinese market. In addition, ITOCHU’s 31% stake in Japan’s FamilyMart—one of the largest convenience store chains in Japan—is also meaningful. FamilyMart now has more than 14,000 stores in Asia, approximately half of which are in Asia ex-Japan, and the company plans to add more locations in Asia ex-Japan next year.

During the quarter, we completed a significant repositioning of the portfolio that had begun late last year. The Fund is now concentrated in higher-conviction names—a change that we believe helped performance this quarter. Our conviction is based on our in-depth company analysis as well as a number of long-term investment themes we have identified in Japan, including: clean energy, factory automation, energy infrastructure, an aging society, wealth management and mergers and acquisitions. Over the quarter, we eliminated a number of the Fund’s defensive holdings including Secom, Takeda Pharmaceutical and East Japan Railway, adding companies that we believe are good long-term growth prospects such as Itochu, Furukawa Electric and Toshiba Machine. We also added positions in several depressed cyclical names in the auto and IT sectors because they were trading at attractive valuations. Lastly, we exited the portfolio’s smaller positions, resulting in a more focused portfolio.

At quarter-end, the Fund held 17 new names and a total of 54 positions, including 13 J-REITs. This shift was a significant one for the Fund, however, we believe it will add value for our shareholders over the long term. We do not anticipate further major changes to the Fund’s core holdings in the foreseeable future.

28    MATTHEWS ASIA FUNDS

PERFORMANCE AS OF MARCH 31, 2009
		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 12/31/98
Matthews Japan Fund	-17.96%	-38.67%	-22.46%	-10.29%	-2.92%	0.42%
MSCI Japan Index[3]	-16.57%	-35.89%	-17.36%	-5.28%	-2.38%	-1.19%
Tokyo Stock Price Index[3]	-17.26%	-34.59%	-17.90%	-6.04%	-2.10%	-0.82%
Lipper Japanese Funds Category Average[4]	-18.19%	-40.99%	-24.00%	-9.26%	-2.14%	0.70%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 44 for index definitions.
4	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
Fanuc, Ltd.	Industrials	3.9%
ITOCHU Corp.	Industrials	3.6%
Pigeon Corp.	Consumer Staples	3.2%
Chuo Mitsui Trust Holdings, Inc.	Financials	3.0%
Daimei Telecom Engineering Corp.	Industrials	3.0%
Softbank Corp.	Telecommunication Services	2.9%
Honda Motor Co., Ltd.	Consumer Discretionary	2.9%
Gourmet Navigator, Inc.	Information Technology	2.7%
Toyota Motor Corp.	Consumer Discretionary	2.5%
NTT DoCoMo, Inc.	Telecommunication Services	2.5%
% OF ASSETS IN TOP TEN		30.2%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

SECTOR ALLOCATION (%)

Industrials	24.9
Financials	20.4
Consumer Discretionary	15.3
Information Technology	13.6
Health Care	6.3
Consumer Staples	5.9
Telecommunication Services	5.5
Energy	2.1
Materials	2.1
Cash and Other Assets, Less Liabilities	3.9

MARKET CAP EXPOSURE (%)[6]
Large Cap (over $5B)	37.7
Mid Cap ($1B–$5B)	19.6
Small Cap (under $1B)	38.8
Cash and Other Assets, Less Liabilities	3.9

6	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com  |  800.789.ASIA    29

Matthews Japan Fund	March 31, 2009

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: JAPAN: 96.1%

	Shares	Value
INDUSTRIALS: 24.9%
Machinery: 13.1%
Fanuc, Ltd.	60,700	$4,151,699
Aichi Corp.	619,300	2,557,922
Komatsu, Ltd.	212,900	2,356,113
Toshiba Machine Co., Ltd.	732,000	2,175,708
The Japan Steel Works, Ltd.	161,000	1,534,955
Mitsubishi Heavy Industries, Ltd.	344,000	1,052,971

		13,829,368

Construction & Engineering: 3.9%
Daimei Telecom Engineering Corp.	344,000	3,199,632
Toshiba Plant Systems & Services Corp.	110,000	935,061

		4,134,693

Trading Companies & Distributors: 3.6%
ITOCHU Corp.	781,000	3,853,472

Electrical Equipment: 2.4%
The Furukawa Electric Co., Ltd.	875,000	2,506,724

Marine: 1.9%
Mitsui OSK Lines, Ltd.	405,000	2,004,323

Total Industrials		26,328,580

FINANCIALS: 20.4%
Real Estate Investment Trusts: 14.4%
United Urban Investment Corp., REIT	576	2,366,696
Japan Logistics Fund, Inc., REIT	267	1,645,722
Tokyu REIT, Inc.	304	1,621,937
Advance Residence Investment Corp., REIT	420	1,388,975
MID REIT, Inc.	789	1,349,525
Nomura Real Estate Office Fund, Inc., REIT	233	1,305,157
Global One Real Estate Investment Corp., REIT	171	1,102,116
Premier Investment Corp., REIT	342	1,071,484
Fukuoka REIT Corp.	234	911,768
LaSalle Japan REIT, Inc.	771	791,723
BLife Investment Corp., REIT	287	696,877
Starts Proceed Investment Corp., REIT	778	515,652
Japan Hotel and Resort, Inc., REIT	401	470,443

		15,238,075

Commercial Banks: 3.0%
Chuo Mitsui Trust Holdings, Inc.	1,033,000	3,213,211

Capital Markets: 3.0%
Monex Group, Inc.	6,524	1,587,299
GCA Savvian Group Corp.	1,306	1,571,921

		3,159,220

Total Financials		21,610,506

CONSUMER DISCRETIONARY: 15.3%
Automobiles: 7.7%
Honda Motor Co., Ltd.	129,700	3,087,608
Fuji Heavy Industries, Ltd.	718,000	2,389,680
Toyota Motor Corp.	55,400	1,759,718
Toyota Motor Corp. ADR	14,800	936,840

		8,173,846

Hotels, Restaurants & Leisure: 2.1%
WATAMI Co., Ltd.	63,700	1,303,211
Doutor Nichires Holdings Co., Ltd.	71,800	929,486

		2,232,697

Household Durables: 1.6%
Panasonic Corp.	151,000	1,666,861

Auto Components: 1.4%
Stanley Electric Co., Ltd.	132,700	1,492,106

Diversified Consumer Services: 1.3%
Benesse Corp.	38,300	1,410,815

Media: 1.2%
Toei Co., Ltd.	277,000	1,207,277

Total Consumer Discretionary		16,183,602

INFORMATION TECHNOLOGY: 13.6%
Electronic Equipment & Instruments: 7.6%
Nidec Corp.	57,400	2,583,846
Keyence Corp.	13,497	2,553,453
Kyocera Corp.	29,900	1,995,796
Murata Manufacturing Co., Ltd.	23,600	915,618

		8,048,713

Software: 3.3%
Nintendo Co., Ltd.	6,490	1,898,532
NSD Co., Ltd.	248,300	1,588,269

		3,486,801

Internet Software & Services: 2.7%
Gourmet Navigator, Inc.	1,422	2,875,881

Total Information Technology		14,411,395

HEALTH CARE: 6.3%

Health Care Equipment & Supplies: 4.4%
Sysmex Corp.	81,500	2,619,553
So-net M3, Inc.	745	2,008,400

		4,627,953

Pharmaceuticals: 1.9%
Tsumura & Co.	78,100	2,020,936

Total Health Care		6,648,889

30    MATTHEWS ASIA FUNDS

Matthews Japan Fund	March 31, 2009

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: JAPAN (continued)

	Shares	Value
CONSUMER STAPLES: 5.9%
Household Products: 3.2%
Pigeon Corp.	134,400	$3,363,611

Food Products: 1.7%
Unicharm Petcare Corp.	72,200	1,832,135

Personal Products: 1.0%
Shiseido Co., Ltd.	71,000	1,040,933

Total Consumer Staples		6,236,679

TELECOMMUNICATION SERVICES: 5.5%
Wireless Telecommunication Services: 5.5%
Softbank Corp.	242,200	3,119,223
NTT DoCoMo, Inc.	1,964	2,675,823

Total Telecommunication Services		5,795,046

ENERGY: 2.1%
Oil, Gas & Consumable Fuels: 2.1%
INPEX Corp.	322	2,280,369

Total Energy		2,280,369

MATERIALS: 2.1%
Chemicals: 2.1%
JSR Corp.	191,700	2,255,508

Total Materials		2,255,508

TOTAL INVESTMENTS: 96.1% (Cost $121,092,017b)		101,750,574

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.9%		4,140,543

NET ASSETS: 100.0%		$105,891,117

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Cost of investments is $121,092,017 and net unrealized depreciation consists of:

Gross unrealized appreciation	$2,119,540
Gross unrealized depreciation	(21,460,983)

Net unrealized depreciation	$(19,341,443)

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See	accompanying notes to schedules of investments.

matthewsasia.com  |  800.789.ASIA    31

PORTFOLIO MANAGERS

J. Michael Oh

Lead Manager

Michael B. Han, CFA

Co-Manager

Mark W. Headley

Co-Manager

FUND FACTS

Ticker	MAKOX
Inception Date	1/3/95
Assets	$79.9 million
NAV	$2.60
Total # of Positions	49

Fiscal Year 2008 Ratios
Portfolio Turnover	28.70%[1]
Gross Expense Ratio	1.27%[2]

1 The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities. 2 Matthews Asia Funds does not charge 12b-1 fees.

Benchmark

Korea Composite Stock Price Index (KOSPI)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

Matthews Korea Fund

Portfolio Manager Commentary

For the quarter ended March 31, 2009, the Matthews Korea Fund lost -5.46%, falling short of its benchmark, the Korea Composite Stock Price Index (KOSPI), which gained 1.65%.

Historically, a core strategy of the Korea Fund has been to focus on domestically oriented companies that can benefit from the growth of Korea’s economy. In recent months, however, domestic consumption was negatively impacted by the global credit crisis coupled with a poor outlook for Korea’s economy. Recently, it has been the large export companies that have led the Korean market, as they benefited from the weak Korean won. While the Fund has some exposure to Korean exporters, it remains underweight relative to the benchmark. The KOSPI is heavily dominated by one large export-oriented company and this can cause short-term volatility in the benchmark. Despite the market’s current moves, we continue to believe that identifying long-term opportunities in domestically oriented businesses that can sustain their earnings and growth will benefit Fund shareholders.

The Korean equity market remained volatile during the first quarter of 2009. It continued to decline in January and February—testing last year’s low. In March, the market staged a strong recovery, ultimately finishing the quarter in positive territory. The Korean won also remained volatile, finishing the quarter down about 6%.

The Fund’s underweight positions in exporters, especially in the semiconductor industry hurt performance. The Fund’s exposure to consumer staples companies, which tend to be defensive as they provide consumers with everyday products, also detracted from performance. We remain positive about our consumer staples holdings as their business fundamentals and earnings growth remain relatively stable. However, we did trim some of these defensive positions during the quarter in order to position the Fund a bit more aggressively—adding deep cyclical companies that we believed were trading at attractive valuations. One such company, LG Display, is one of the most competitive flat panel manufacturers in the world and has been gaining share in both the notebook and television markets. LG Display has proved that it can survive during difficult times and gain market share at the same time.

Fund performance benefited from holdings in the consumer discretionary sector, which are impacted by consumer wealth and discretionary spending, as sentiment toward domestic consumption improved amid expectations for an economic recovery. Travel-related companies, which last year suffered from the weakening won and poor domestic outlook, performed well during the first quarter on the expectation that demand for travel will recover soon. The technology sector also performed well on the back of expectations for a recovery and overseas market share gains.

On a company basis, Samsung Electronics and Samsung Digital Imaging were the largest contributors to Fund performance for the quarter. Samsung Electronics benefited from the weakening won and expected recovery in the semiconductor industry. Samsung Digital Imaging, a spin-off from Samsung Techwin, specializes in manufacturing digital cameras and is a new holding for the Fund. The company restructured to focus solely on the camera business and benefited from expectations that it will continue to gain share in the global marketplace. The company is currently the third largest digital camera manufacturer in the world based on volume and is expected to launch new high-end models this year. We believe Samsung Digital Imaging will be competitive with its technology and continue to gain share in the global market. Samsung Fire & Marine was the most significant detractor from Fund performance for the quarter. Shares in the company held up well last year but underperformed this quarter, primarily due to profit taking. We believe that the company remains one of the best non-life insurance companies in Korea and that its management is navigating the current environment relatively well.

During the quarter, the Korean government announced additional spending plans aimed at boosting domestic confidence and growth. In addition, the country recorded a trade surplus and foreign currency reserves rose. The Korean government expects trade balances to remain in surplus this year which should ease the weakness of the won.

Looking forward, we expect volatility in the Korean market to continue in the coming months. We also expect the currency to regain strength if the global financial market stabilizes further and trade balances remain positive. We are seeing many shifts in the market driven by short-term sentiment. However, we remain focused on the long-term outlook for Korean companies and are not making short-term decisions in the portfolio.

32    MATTHEWS ASIA FUNDS

PERFORMANCE AS OF MARCH 31, 2009

		Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 1/3/95
Matthews Korea Fund	-5.46%	-46.42%	-16.84%	1.35%	10.07%	1.13%
Korean Composite Stock Price Index (KOSPI)[3]	1.65%	-48.68%	-13.74%	3.21%	6.06%	-2.17%
Lipper Pacific ex Japan Funds Category Average[5]	-1.22%	-42.58%	-6.29%	3.64%	7.17%	3.47%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 44 for index definition.
4	Calculated from 12/31/94.
5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Samsung Electronics Co., Ltd.	Information Technology	8.3%
Kiwoom Securities Co., Ltd.	Financials	4.3%
Samsung Fire & Marine Insurance Co., Ltd.	Financials	4.1%
KB Financial Group, Inc.	Financials	4.0%
NHN Corp.	Information Technology	3.9%
POSCO	Materials	3.6%
SK Telecom Co., Ltd.	Telecommunication Services	3.4%
Samsung Securities Co., Ltd.	Financials	3.3%
Hanmi Pharmaceutical Co., Ltd.	Health Care	3.1%
Shinhan Financial Group Co., Ltd.	Financials	2.9%
% OF ASSETS IN TOP TEN		40.9%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

SECTOR ALLOCATION (%)

Financials	20.5
Consumer Discretionary	18.7
Information Technology	18.1
Consumer Staples	11.4
Industrials	9.3
Health Care	8.0
Telecommunication Services	5.7
Materials	5.7
Energy	1.0
Cash and Other Assets, Less Liabilities	1.6

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	44.6
Mid Cap ($1B–$5B)	22.9
Small Cap (under $1B)	30.9
Cash and Other Assets, Less Liabilities	1.6

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com  |  800.789.ASIA    33

Matthews Korea Fund	March 31, 2009

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: SOUTH KOREA: 98.4%

	Shares	Value
FINANCIALS: 20.5%
Commercial Banks: 8.7%
KB Financial Group, Inc.[b]	108,087	$2,614,594
Shinhan Financial Group Co., Ltd.	129,928	2,350,144
Hana Financial Group, Inc.	93,252	1,420,816
KB Financial Group, Inc. ADR[b]	24,639	597,496

		6,983,050

Capital Markets: 7.7%
Kiwoom Securities Co., Ltd.	104,171	3,449,531
Samsung Securities Co., Ltd.	63,191	2,658,372

		6,107,903

Insurance: 4.1%
Samsung Fire & Marine Insurance Co., Ltd.	27,879	3,246,801

Total Financials		16,337,754

CONSUMER DISCRETIONARY: 18.7%
Household Durables: 4.0%
LG Electronics, Inc.	25,302	1,683,415
Samsung Digital Imaging Co., Ltd.[b]	45,871	971,639
Intelligent Digital Integrated Security Co., Ltd.	40,174	499,273

		3,154,327

Auto Components: 3.8%
Hyundai Mobis	28,134	1,633,832
Hankook Tire Co., Ltd.	143,130	1,376,998

		3,010,830

Media: 3.4%
Cheil Worldwide, Inc.	12,946	1,549,809
SBS Holdings Co., Ltd.[c]	74,030	1,201,499

		2,751,308

Multiline Retail: 2.2%
Hyundai Department Store Co., Ltd.	33,998	1,773,525

Hotels, Restaurants & Leisure: 1.8%
Modetour Network, Inc.	126,398	1,457,738

Automobiles: 1.8%
Hyundai Motor Co.	35,483	1,435,817

Diversified Consumer Services: 1.7%
MegaStudy Co., Ltd.	9,456	1,375,776

Total Consumer Discretionary		14,959,321

INFORMATION TECHNOLOGY: 18.1%
Semiconductors & Semiconductor Equipment: 8.3%
Samsung Electronics Co., Ltd.	15,973	6,599,363

Internet Software & Services: 5.8%
NHN Corp.[b]	28,095	3,095,684
Gmarket, Inc. ADR[b]	94,300	1,547,463

		4,643,147

Electronic Equipment & Instruments: 4.0%
LG Display Co., Ltd. ADR	146,300	1,495,186
SFA Engineering Corp.	34,508	1,084,752
LG Display Co., Ltd.	29,200	595,969

		3,175,907

Total Information Technology		14,418,417

CONSUMER STAPLES: 11.4%
Food & Staples Retailing: 5.1%
Shinsegae Co., Ltd.	6,652	2,089,200
Shinsegae Food Co., Ltd.	61,847	2,008,806

		4,098,006

Personal Products: 2.2%
Amorepacific Corp.	4,029	1,784,371

Beverages: 1.8%
Hite Brewery Co., Ltd.	14,323	1,424,932

Food Products: 1.2%
Nong Shim Co., Ltd.	6,227	970,302

Household Products: 1.1%
LG Household & Health Care, Ltd.	7,948	870,048

Total Consumer Staples		9,147,659

INDUSTRIALS: 9.3%
Industrial Conglomerates: 3.2%
Samsung Techwin Co., Ltd.	48,464	1,601,747
Orion Corp.	7,840	926,103

		2,527,850

Commercial Services & Supplies: 3.1%
S1 Korea Corp.	47,307	1,591,142
Korea Plant Service & Engineering Co., Ltd.	41,980	935,490

		2,526,632

Construction & Engineering: 1.7%
Hyundai Development Co.	54,545	1,341,284

Machinery: 1.3%
JVM Co., Ltd.[b]	98,198	1,029,500

Total Industrials		7,425,266

HEALTH CARE: 8.0%
Pharmaceuticals: 8.0%
Hanmi Pharmaceutical Co., Ltd.	22,683	2,468,110
Yuhan Corp.	16,153	2,166,589
Daewoong Pharmaceutical Co., Ltd.	25,198	967,510
LG Life Sciences, Ltd.[b]	19,814	795,217

Total Health Care		6,397,426

TELECOMMUNICATION SERVICES: 5.7%
Wireless Telecommunication Services: 4.5%
SK Telecom Co., Ltd.	10,409	1,447,853
SK Telecom Co., Ltd. ADR	79,500	1,228,275
KT Freetel Co., Ltd.[b]	44,150	885,798

		3,561,926

Diversified Telecommunication Services: 1.2%
KT Corp.	23,050	641,332
KT Corp. ADR	23,700	326,823

		968,155

Total Telecommunication Services		4,530,081

34    MATTHEWS ASIA FUNDS

Matthews Korea Fund	March 31, 2009

Schedule of Investments[a] (unaudited) (continued)

COMMON EQUITIES: SOUTH KOREA (continued)

	Shares	Value
MATERIALS: 5.7%
Metals & Mining: 3.7%
POSCO ADR	31,700	$2,118,511
POSCO	2,929	780,518

		2,899,029

Chemicals: 2.0%
LG Chem, Ltd.[c]	25,580	1,619,183

Total Materials		4,518,212

ENERGY: 1.0%
Oil, Gas & Consumable Fuels: 1.0%
GS Holdings Corp.	37,477	810,363

Total Energy		810,363

TOTAL INVESTMENTS: 98.4% (Cost $98,047,963d)		78,544,499

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.6%		1,305,755

NET ASSETS: 100.0%		$79,850,254

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non-income producing security.
c	Security was suspended from trading on March 31, 2009.
d	Cost of investments is $98,047,963 and net unrealized depreciation consists of:

Gross unrealized appreciation	$7,380,262
Gross unrealized depreciation	(26,883,726)

Net unrealized depreciation	$(19,503,464)

ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

matthewsasia.com  |  800.789.ASIA    35

PORTFOLIO MANAGERS

Lydia So

Lead Manager

Noor Kamruddin

Co-Manager

FUND FACTS

Ticker	MSMLX
Inception Date	9/15/08
Assets	$6.7 million
NAV	$7.95
Total # of Positions	57

Fiscal Year 2008 Ratios
Portfolio Turnover	3.10%[1]
Gross Expense Ratio	14.31%[2]
After Contractual Fee Waiver	2.00%[2]

1        The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

2        The Advisor has contractually agreed to waive Matthews Asia Small Companies Fund’s fees and reimburse expenses until April 30, 2012 to the extent needed to limit total annual operating expenses to 2.00%. Matthews Asia Funds does not charge 12b-1 fees.

Benchmark

MSCI All Country Asia ex Japan

Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of small companies located in Asia, excluding Japan.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary

For the quarter ended March 31, 2009, the Matthews Asia Small Companies Fund gained 0.89%, while its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, rose 4.50%. Our strategy continues to focus on small companies with solid capital structures and strong domestic growth profiles. Over the quarter, we continued to expand the portfolio and at quarter end the Fund had a total of 57 holdings.

Compared to the fourth quarter of 2008, market sentiment toward the small-cap universe marginally improved, as looser credit markets created a more benign borrowing environment. The Fund generally invests in companies with low leverage and strong cash flows; heading into the quarter, these companies had demonstrated resilience in weathering difficult market environments.

This quarter the Fund’s Indian holdings were challenged by qualitative factors; namely, corporate governance and transparency concerns in the Indian market. Following the scandal in December of last year surrounding one of India’s largest IT services companies, many small companies in India found themselves under heavy scrutiny by investors. Specifically, investors began to question the reliability of accounting records and expressed concerns over the pledging of company shares by promoters as collateral. This lack of confidence led to heavy sell-offs in January and February in a few of the Fund’s Indian holdings, which in combination with the Fund’s overweighting in India, was the main source of the Fund’s underperformance during the quarter. There is a silver lining: Indian regulators responded swiftly by mandating that companies disclose pledging of shares. As a result, toward the end of the quarter, we were encouraged to see some recovery in the Indian market and anticipate the restoration of investor confidence will follow over the longer term.

While recent events highlight that corporate governance is generally an issue in developing markets, we believe it is important not to make generalizations regarding the quality of individual companies, and to sell stocks on a nondiscriminatory basis as fraud and corporate scandals can happen anywhere, even in developed markets. Instead, as bottom-up fundamental investors, we aim to take these risks into consideration in our investment process and steer the portfolio accordingly. In fact, during the quarter we added to some of the Fund’s Indian holdings as valuations were extremely attractive.

The Fund’s holdings in China and Taiwan contributed the largest absolute gains—China in a more broad-based manner, and Taiwan’s contribution more concentrated in the technology space. Both markets experienced an uptick in liquidity and benefited from general optimism that China’s massive stimulus package can help induce domestic consumption and hence offset the weakness in export markets.

On a company basis, Sino-Ocean Land and Synnex Technology International contributed positively to Fund performance; both are beneficiaries of the long-term consumption trend in China. Sino-Ocean Land is one of China’s leading property developers focusing on the greater Beijing region. While the overall property market was subdued over the last 9 to 12 months, the company demonstrated the ability to act swiftly by adjusting its product mix and prices. Ultimately, it was able to generate satisfactory sales and profits in 2008. Tawian’s Synnex Technology International is a distributor of IT products in Asia Pacific. In the past few years, the company has made inroads in building out its distribution infrastructure in China. Looking ahead, the company also plans to continue to invest in relatively untapped regions within China. We believe that it should be well-positioned to benefit from the increasing demand for PCs and mobile handsets, particularly in rural areas.

We remain convinced that Asian small companies are poised to benefit from Asia’s domestic growth over the long term. We look forward to continuing our efforts to identify emerging growth opportunities in the region’s small companies and adding value for our shareholders.

36    MATTHEWS ASIA FUNDS

PERFORMANCE AS OF MARCH 31, 2009

		Annual Return, Not Annualized
		Since Inception
	3 Months	9/15/08
Matthews Asia Small Companies Fund	0.89%	-20.33%
MSCI All Country Asia ex Japan Small Cap Index[3]	4.50%	-28.30%
Lipper Pacific ex Japan Funds Category Average[4]	-1.22%	-21.57%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 44 for index definitions.
4	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.
5	Calculated from 9/30/08.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Sino-Ocean Land Holdings, Ltd.	China/Hong Kong	3.4%
MegaStudy Co., Ltd.	South Korea	3.4%
Zhuzhou CSR Times Electric Co., Ltd.	China/Hong Kong	3.3%
Shandong Weigao Group Medical Polymer Co., Ltd.	China/Hong Kong	3.2%
Kiwoom Securities Co., Ltd.	South Korea	2.9%
St. Shine Optical Co., Ltd.	Taiwan	2.9%
Asian Paints, Ltd.	India	2.8%
Synnex Technology International Corp.	Taiwan	2.7%
Tat Hong Holdings, Ltd.	Singapore	2.5%
Richtek Technology Corp.	Taiwan	2.4%
% OF ASSETS IN TOP TEN		29.5%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)

China/Hong Kong	31.8
India	21.2
Taiwan	16.9
South Korea	15.7
Singapore	7.6
Indonesia	2.1
Malaysia	1.9
Cash and Other Assets,
Less Liabilities	2.8

SECTOR ALLOCATION (%)

Industrials	25.5
Consumer Discretionary	19.0
Information Technology	15.6
Financials	13.9
Health Care	9.1
Consumer Staples	8.2
Materials	4.3
Utilities	1.6
Cash and Other Assets,
Less Liabilities	2.8

MARKET CAP EXPOSURE (%)7,8

Large Cap (over $5B)	0.0
Mid Cap ($1B–$5B)	27.7
Small Cap (under $1B)	69.5
Cash and Other Assets,
Less Liabilities	2.8

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.
8	The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion.

matthewsasia.com  |  800.789.ASIA    37

Matthews Asia Small Companies Fund	March 31, 2009

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 97.2%

	Shares	Value
CHINA/HONG KONG: 31.8%
Sino-Ocean Land Holdings, Ltd.	348,500	$229,308
Zhuzhou CSR Times Electric Co., Ltd. H Shares	220,000	223,768
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	120,000	213,600
New Oriental Education & Technology Group, Inc. ADR[b]	2,750	138,188
Golden Eagle Retail Group, Ltd.	203,000	133,505
Dalian Port PDA Co., Ltd. H Shares	404,000	130,283
Ctrip.com International, Ltd. ADR	4,500	123,300
Mindray Medical International, Ltd. ADR	6,000	111,060
Minth Group, Ltd.	226,000	110,492
Towngas China Co., Ltd.[b]	557,000	108,823
Yip’s Chemical Holdings, Ltd.	342,000	103,867
Uni-President China Holdings, Ltd.[b]	306,000	93,307
Vinda International Holdings, Ltd.	210,000	89,704
China Green Holdings, Ltd.	144,000	85,100
Sina China Corp.[b]	3,500	81,375
Kingdee International Software Group, Co., Ltd.	604,000	78,149
Times, Ltd.	358,000	77,871

Total China/Hong Kong		2,131,700

INDIA: 21.2%
Asian Paints, Ltd.	11,952	186,055
CRISIL, Ltd.	2,725	145,696
Container Corp. of India, Ltd.	9,836	139,301
Dabur India, Ltd.	65,954	129,302
Sintex Industries, Ltd.	57,533	111,176
Jain Irrigation Systems, Ltd.	15,824	106,628
India Infoline, Ltd.	86,254	100,079
Kotak Mahindra Bank, Ltd.	16,151	90,266
Glenmark Pharmaceuticals, Ltd.[b]	29,017	90,228
ICSA India, Ltd.	51,070	88,596
Rolta India, Ltd.	71,852	81,560
Sun TV Network, Ltd.	22,320	73,820
HT Media, Ltd.	34,809	40,139
Unitech, Ltd.	57,801	40,001

Total India		1,422,847

TAIWAN: 16.9%
St. Shine Optical Co., Ltd.	53,000	194,832
Synnex Technology International Corp.	143,000	181,092
Richtek Technology Corp.	34,000	160,651
Formosa International Hotels Corp.	13,000	129,493
Shin Zu Shing Co., Ltd.	34,000	118,455
Everlight Electronic Co., Ltd.	64,000	117,893
Zinwell Corp.	72,000	99,989
Chroma ATE, Inc.	92,000	67,438
104 Corp.	32,000	64,716

Total Taiwan		1,134,559

SOUTH KOREA: 15.7%
MegaStudy Co., Ltd.	1,569	228,277
Kiwoom Securities Co., Ltd.	5,957	197,261
Korea Plant Service & Engineering Co., Ltd.	5,740	127,911
NICE e-Banking Services Co., Ltd.	46,466	114,408
Gmarket, Inc. ADR[b]	6,900	113,229
Hankook Tire Co., Ltd.	11,410	109,771
Modetour Network, Inc.	7,704	88,850
SFA Engineering Corp.	2,334	73,369

Total South Korea		1,053,076

SINGAPORE: 7.6%
Tat Hong Holdings, Ltd.	406,000	166,239
Keppel Land, Ltd.	137,000	130,790
Singapore Airport Terminal Services, Ltd.	143,000	114,143
Armstrong Industrial Corp., Ltd.	1,102,000	86,794
Goodpack, Ltd.	35,000	15,217

Total Singapore		513,183

INDONESIA: 2.1%
PT Bisi International[b]	569,000	76,645
PT Jasa Marga	819,000	63,891

Total Indonesia		140,536

MALAYSIA: 1.9%
Riverstone Holdings, Ltd.	202,000	63,686
JobStreet Corp. BHD	230,000	61,848

Total Malaysia		125,534
TOTAL INVESTMENTS: 97.2% (Cost $6,569,978c)		6,521,435
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.8%		187,589

NET ASSETS: 100.0%		$6,709,024

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security.
c	Cost of investments is $6,569,978 and net unrealized depreciation consists of:

Gross unrealized appreciation	$396,417
Gross unrealized depreciation	(444,960)

Net unrealized depreciation	$(48,543)

ADR	American Depositary Receipt

BHD	Berhad

See accompanying notes to schedules of investments.

38    MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

J. Michael Oh

Lead Manager

Lydia So

Co-Manager

FUND FACTS

Ticker	MATFX
Inception Date	12/27/99
Assets	$67.7 million
NAV	$4.68
Total # of Positions	52

Fiscal Year 2008 Ratios
Portfolio Turnover	44.84%[1]
Gross Expense Ratio	1.33%[2]

1 The lesser of fiscal year 2008 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities. 2 Matthews Asia Funds does not charge 12b-1 fees.

Benchmark

MSCI/Matthews Asian Technology Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive more than 50% of their revenues from the sale of products or services in technology-related industries and services.

Matthews Asian Technology Fund

Portfolio Manager Commentary

For the quarter ended March 31, 2009, the Matthews Asian Technology Fund fell -0.64%, outperforming its benchmark, the MSCI/Matthews Asian Technology Index, which lost -5.18%.

It was a very volatile quarter for Asian technology stocks. The sector declined sharply during the first two months of the year then staged a rebound in March. On a relative basis, Asian technology stocks underperformed their U.S. counterparts primarily due to weak currencies across the region, especially in Korea, Japan and India. The weakness in the Korean won and Indian rupee that began last year continued in the first quarter due to the ongoing global credit crunch and foreign selling pressure in these domestic markets. The Japanese yen, which strengthened last year as investors sought a safe haven, depreciated during the quarter due to a worsening domestic economy and stabilizing global financial market.

While the core strategy of the Fund—which is to find Asian technology companies that will benefit from the growth in regional consumption or the global IT outsourcing trend—remained unchanged, we repositioned the portfolio at the beginning of the year to take advantage of historically low valuations. Specifically, we increased our exposure to Taiwan by increasing our positions in existing holdings and adding new companies. These changes benefited Fund performance during the quarter, as did our positions in Korean companies. We kept our core holdings largely unchanged and reduced our exposure to non-core holdings in the pharmaceutical and media sectors. While the Fund’s underweight positions in Japan and telecoms hurt performance last year, they helped performance in the first quarter.

The technology hardware and equipment and semiconductor sectors were among the top performing sectors in the first quarter. An improved outlook for demand and the easing of the global financial crisis contributed to the strong performance of these sectors. Ongoing consolidation in the Dynamic Random Access Memory (DRAM) industry and rising memory prices also contributed to the performance of the semiconductor sector. During the quarter, the Taiwanese government announced a plan to form a new company—Taiwan Memory Co. (TMC)—to consolidate Taiwan’s DRAM industry. TMC is expected to form a joint venture with either a Japanese or U.S. DRAM company to gain access to the advanced technologies needed to be competitive.

Internet companies have always played a key role in the Fund’s strategy as we believe they will be a beneficiary of ongoing consumption growth in the region. Baidu, which operates China’s largest online search website and also offers a variety of other Internet services, was the most significant contributor to Fund performance for the quarter. The company benefited from optimism that, aided by the Chinese government’s spending plans, China’s economy will recover faster than others. The company is also capitalizing on China’s growing Internet user base. According to the country’s official online research agency, China Internet Network Information Center, China had more than 290 million Internet users last year—the largest user base in the world. Last year, when many of the Fund’s holdings in the Internet sector were under stress, we continued to believe that Baidu was in a strong position to benefit from the ongoing growth of the Chinese Internet sector. Baidu remained one of the Fund’s largest holdings and this benefited Fund performance this quarter.

India-based IT services company, Rolta, was the Fund’s worst performer for the quarter. Rolta was hurt by the overall weakness in India’s small-cap space which stemmed from both the ongoing credit crisis and fallout from the scandal late last year surrounding one of India’s largest IT services companies. Most recently, the company’s fundamentals have been sound and its core business has remained steady. In fact, during the quarter we added to our existing position in Rolta as its valuation was attractive.

Looking ahead, we expect the Asian technology sector to remain volatile as demand remains weak; however, as the global financial crisis continues to ease, the outlook for Asian technology companies should improve steadily.

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PERFORMANCE AS OF MARCH 31, 2009

	Average Annual Total Return
	3 Months	1 Year	3 Years	5 Years	Since Inception 12/27/99
Matthews Asian Technology Fund	-0.64%	-43.00%	-12.85%	-2.27%	-7.33%
MSCI/Matthews Asian Technology Index[3]	-5.18%	-37.21%	-11.32%	-4.15%	-10.69%[4]
Lipper Science and Technology Funds Category Average[5]	4.15%	-35.73%	-14.19%	-5.68%	-10.48%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital Management; total return calculations performed by PNC Global Investment Servicing (U.S.) Inc. Please see page 44 for index definition.
4	Calculated from 12/31/99.
5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Samsung Electronics Co., Ltd.	South Korea	4.3%
Baidu.com, Inc.	China/Hong Kong	4.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	4.0%
NHN Corp.	South Korea	3.4%
China Mobile, Ltd.	China/Hong Kong	3.2%
Cannon, Inc.	Japan	3.1%
Nintendo Co., Ltd.	Japan	3.1%
MediaTek, Inc.	Taiwan	2.6%
ZTE Corp.	China/Hong Kong	2.5%
Hon Hai Precision Industry Co., Ltd.	Taiwan	2.5%
% OF ASSETS IN TOP TEN		33.0%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)

China/Hong Kong	28.1
Japan	21.0
South Korea	19.4
Taiwan	19.0
India	6.4
Indonesia	2.1
Philippines	1.9
Thailand	1.4
Cash and Other Assets, Less Liabilities	0.7

SECTOR ALLOCATION (%)

Information Technology	66.3
Telecommunication Services	17.3
Consumer Discretionary	9.1
Industrials	3.8
Health Care	2.8
Cash and Other Assets, Less Liabilities	0.7

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	57.7
Mid Cap ($1B–$5B)	25.8
Small Cap (under $1B)	14.0
Cash and Other Assets, Less Liabilities	0.7

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

40    MATTHEWS ASIA FUNDS

Matthews Asian Technology Fund	March 31, 2009

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 99.3%

	Shares	Value
CHINA/HONG KONG: 28.1%
Baidu, Inc. ADR[b]	16,400	$2,896,240
China Mobile, Ltd. ADR	50,500	2,197,760
ZTE Corp. H Shares	419,400	1,709,522
Kingdee International Software Group Co., Ltd.	11,940,000	1,544,861
New Oriental Education & Technology Group, Inc. ADR[b]	29,800	1,497,450
Ctrip.com International, Ltd. ADR	53,200	1,457,680
Tencent Holdings, Ltd.	192,800	1,426,643
China Communications Services Corp., Ltd. H Shares	2,030,000	1,214,050
Mindray Medical International, Ltd. ADR	62,900	1,164,279
Sohu.com, Inc.[b]	27,700	1,144,287
ASM Pacific Technology, Ltd.	304,300	1,066,005
Lenovo Group, Ltd.	4,506,000	1,035,680
Perfect World Co., Ltd. ADR[b]	45,724	642,422

Total China/Hong Kong		18,996,879

JAPAN: 21.0%
Canon, Inc.	72,400	2,110,592
Nintendo Co., Ltd.	7,085	2,072,588
Fanuc, Ltd.	22,100	1,511,574
Keyence Corp.	6,380	1,207,011
Rakuten, Inc.	2,076	999,089
Murata Manufacturing Co., Ltd.	24,600	954,415
Nikon Corp.	81,000	921,868
Tokyo Electron, Ltd.	24,200	906,380
Softbank Corp.	62,100	799,768
HOYA Corp.	39,100	778,151
Ibiden Co., Ltd.	27,200	665,339
Sumco Corp.	44,500	662,953
Nidec Corp.	14,500	652,714

Total Japan		14,242,442

SOUTH KOREA: 19.4%
Samsung Electronics Co., Ltd.	7,107	2,936,310
NHN Corp.[b]	20,778	2,289,451
LG Display Co., Ltd. ADR	130,600	1,334,732
Gmarket, Inc. ADR[b]	80,100	1,314,441
MegaStudy Co., Ltd.	8,741	1,271,749
SK Telecom Co., Ltd. ADR	81,900	1,265,355
JVM Co., Ltd.[b]	102,913	1,078,932
SFA Engineering Corp.	26,515	833,493
Hynix Semiconductor, Inc.[b]	86,962	782,946

Total South Korea		13,107,409

TAIWAN: 19.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,815,854	2,734,406
MediaTek, Inc.	188,789	1,777,198
Hon Hai Precision Industry Co., Ltd.	736,550	1,666,665
Richtek Technology Corp.	288,000	1,360,811
HTC Corp.	101,000	1,243,612
Chunghwa Telecom Co., Ltd.	668,853	1,219,736
Synnex Technology International Corp.	956,000	1,210,657
Acer, Inc.	478,000	719,764
Wistron Corp.	505,000	544,684
Quanta Computer, Inc.	305,000	385,439

Total Taiwan		12,862,972

INDIA: 6.4%
Infosys Technologies, Ltd.	60,866	1,595,715
Bharti Airtel, Ltd.[b]	107,557	1,331,097
Glenmark Pharmaceuticals, Ltd.[b]	242,817	755,032
Rolta India, Ltd.	583,343	662,158

Total India		4,344,002

INDONESIA: 2.1%
PT Telekomunikasi Indonesia ADR	54,000	1,387,800

Total Indonesia		1,387,800

PHILIPPINES: 1.9%
Globe Telecom, Inc.	76,230	1,318,758

Total Philippines		1,318,758

THAILAND: 1.4%
Advanced Info Service Public Co., Ltd.	408,800	953,847

Total Thailand		953,847

TOTAL INVESTMENTS: 99.3% (Cost $83,107,362c)		67,214,109

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.7%		507,566

NET ASSETS: 100.0%		$67,721,675

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note A).
b	Non–income producing security.
c	Cost of investments is $83,107,362 and net unrealized depreciation consists of:

Gross unrealized appreciation	$4,461,185
Gross unrealized depreciation	(20,354,438)

Net unrealized depreciation	$(15,893,253)

ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

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Notes to Schedules of Investments (Unaudited)

A.	SECURITY VALUATION: The Funds’ equity securities are valued based on market quotations, or at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”) when no market quotations are available or when market quotations have become unreliable. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued using indicative bid and ask quotations from bond dealers or market makers, or other available market information, or on their fair value as determined by or under the direction of the Board. The Board has delegated the responsibility of making fair value determinations to the Funds’ Valuation Committee (the “Valuation Committee”), subject to the Funds’ Pricing Policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the New York Stock Exchange (“NYSE”). Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of equity securities.

Market values for equity securities are determined based on quotations from the principal (or most advantageous) market on which the security is traded. Market quotations used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and asked prices. Securities are valued through valuations obtained from a commercial pricing service or by investment dealers in accordance with procedures established by the Board.

Events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. If the Funds believe that such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value. The fair value of a security held by the Funds may be determined using the services of third-party pricing services retained by the Funds or by the Valuation Committee, in either case subject to the Board’s oversight.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.	FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157 “FAIR VALUE MEASUREMENTS” (“SFAS No. 157”): SFAS No. 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS No. 157 are described below:

Level 1: Quoted prices in active markets for identical securities

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

As of March 31, 2009, Level 3 Securities consist of convertible bonds that trade in over the counter markets. As described in Note A, these securities are valued using indicative bid and ask quotations from bond dealers and market makers, or on their fair value as determined under the direction of the Board. Indicative quotations and other information used by the Funds may not always be directly observable in the marketplace due to the nature of these markets and the manner of execution. These inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 Securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities.

The summary of inputs used to determine the fair valuation of the Fund’s investments as of March 31, 2009 is as follows:

	Matthews Asian Growth and Income Fund	Matthews Asia Pacific Equity Income Fund	Matthews Asia Pacific Fund	Matthews Pacific Tiger Fund	Matthews China Fund
Level 1 : Quoted Prices Fund	$83,808,112	$8,356,757	$4,840,761	$101,684,695	$99,263,212
Level 2 : Other Significant Observable Inputs	599,938,739	94,698,852	135,070,106	1,023,612,915	741,210,612
Level 3 : Significant Unobservable Inputs	359,701,049	1,826,983	—	—	—

Total Market Value of Investments	$1,043,447,901	$104,882,592	$139,910,867	$1,125,297,610	$840,473,824

42    MATTHEWS ASIA FUNDS

	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews Asian Technology Fund
Level 1 : Quoted Prices	$16,588,532	$936,840	$9,486,892	$567,152	$16,302,446
Level 2 : Other Significant Observable Inputs	235,575,936	100,813,734	69,057,607	5,954,283	50,911,663
Level 3 : Significant Unobservable Inputs	12,384,465	—	—	—	—

Total Market Value of Investments	$264,548,933	$101,750,574	$78,544,499	$6,521,435	$67,214,109

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Matthews Asian Growth and Income Fund	Matthews Asia Pacific Equity Income Fund	Matthews India Fund
Balance as of December 31, 2008 (market value)	$368,908,419	$2,803,227	$15,405,773
Accrued discounts/premiums	4,673,575	43,547	635,023
Realized gain/(loss)	(4,274,683)	136,018	(314,136)
Change in unrealized appreciation/(depreciation)	18,769,682	(252,269)	(216,105)
Net purchases/(sales)	(28,375,944)	(903,540)	(3,126,090)

Balance as of March 31, 2009 (market value)	$359,701,049	$1,826,983	$12,384,465

Net change in unrealized appreciation/depreciation on Level 3 investments held as of March 31, 2009	$18,769,682	$(252,269)	$(94,597)

C.	TAX INFORMATION: Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post October losses at fiscal year end December 31, 2008 were as follows:

	Post October Capital Losses	Post October Currency Losses
Matthews Asian Growth and Income Fund	$27,273,299	—
Matthews Asia Pacific Equity Income Fund	3,795,549	—
Matthews Asia Pacific Fund	19,533,406	—
Matthews Pacific Tiger Fund	172,123,650	—
Matthews China Fund	15,795,511	—
Matthews India Fund	44,921,286	—
Matthews Japan Fund	16,453,559	—
Matthews Korea Fund	834,632	—
Matthews Asia Small Companies Fund	47,978	$963
Matthews Asian Technology Fund	5,094,779	—

For federal income tax purposes, the Funds indicated below have capital loss carryforwards, expiring in the year indicated, as of December 31, 2008, which are available to offset future capital gains, if any:

LOSS DEFERRED EXPIRING IN:	2009	2010	2016	Total
Matthews Asia Pacific Equity Income Fund	$—	$—	$1,466,788	$1,466,788
Matthews Asia Pacific Fund	—	—	24,090,517	24,090,517
Matthews Japan Fund	—	—	36,495,378	36,495,378
Matthews Asia Small Companies Fund	—	—	7,715	7,715
Matthews Asian Technology Fund	5,967,059	3,461,198	17,493,413	26,921,670

For additional information regarding the accounting policies of the Matthews Asia Funds, refer to the most recent financial Statements in the N-CSR filing at www.sec.gov.

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Disclosures and Index Definitions

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of March 31, 2009. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC’s website at www.sec.gov. It may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2008, is available upon request, at no charge, at the Funds’ website at matthewsasia.com or by calling 1.800.789.ASIA (2742), or on the SEC’s website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and financial reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds’ prospectus or financial reports, please call us at 1.800.789.ASIA (2742).

Index Definitions

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Far East ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float–adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The Bombay Stock Exchange 100 (BSE 100) Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services.

44    MATTHEWS ASIA FUNDS

Matthews Asia Funds

BOARD OF TRUSTEES

Independent Trustees:

Geoffrey H. Bobroff, Chairman

Rhoda Rossman

Toshi Shibano

Jonathan Zeschin

Interested Trustee:1

G. Paul Matthews

OFFICERS

William J. Hackett

Shai A. Malka

John P. McGowan

Manoj K. Pombra

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA (2742)

ACCOUNT SERVICES

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9791

Providence, RI 02940 800.789.ASIA (2742)

[1]	As defined under the Investment Company Act of 1940, as amended.

matthewsasia.com  |  800.789.ASIA

P.O. Box 9791 | Providence, RI 02940 | matthewsasia.com | 800.789.ASIA (2742)

©2009 Matthews International Capital Management, LLC

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